File Nos. 33-16693
                                                                     811-3964

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 18                                  [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 18                                                 [X]


                     (Check appropriate box or boxes.)

                     DREYFUS CASH MANAGEMENT PLUS, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on June 1, 1998 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
        ----


                     DREYFUS CASH MANAGEMENT PLUS, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

                                               Prospectus for
                                 ------------------------------------------
                                 Instit-     Admin-
                                 utional     istrative Investor  Participant
                                 Shares      Shares    Shares    Shares
Items in                        --------     --------- --------  -----------
Part A of
Form N-1A Caption                Page        Page      Page      Page
_______  _______                 ____        ____      ____      ____


  1      Cover Page              Cover       Cover     Cover     Cover

  2      Synopsis                  3           3         3         3

  3      Condensed Financial       4           4         4         4
         Information

  4      General Description       8           7         7         7
         of Registrant

  5      Management of             12          11        10        11
         the Fund

  5(a)   Management's              *           *         *         *
         Discussion of
         Fund's Performance

  6      Capital Stock and         18          16        17        17
         Other Securities

  7      Purchase of Securities    13          11        11        11
         Being Offered

  8      Redemption or             15          13        13        13
         Repurchase

  9      Pending Legal             *           *         *         *
         Proceedings








_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                     DREYFUS CASH MANAGEMENT PLUS, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

                                             Prospectus for
                                             Participant
                                             Shares
                                             --------------
Items in
Part A of
Form N-1A Caption                            Page
_______  _______                             ____


  1      Cover Page                          Cover

  2      Synopsis                               3

  3      Condensed Financial                    4
         Information

  4      General Description                    5
         of Registrant

  5      Management of                          7
         the Fund

  5(a)   Management's                           *
         Discussion of
         Fund's Performance

  6      Capital Stock and                     12
         Other Securities

  7      Purchase of Securities                 7
         Being Offered

  8      Redemption or                          9
         Repurchase

  9      Pending Legal                          *
         Proceedings




_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                     DREYFUS CASH MANAGEMENT PLUS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A Caption                                           Page
_________ _______                                           ____


 10      Cover Page                                         Cover

 11      Table of Contents                                  Cover

 12      General Information and History                    B-39

 13      Investment Objectives and Policies                 B-3

 14      Management of the Fund                             B-20

 15      Control Persons and Principal                      B-24
         Holders of Securities

 16      Investment Advisory and Other                      B-25
         Services




Items in
Part B of
Form N-1A
_________


 17      Brokerage Allocation                               B-35

 18      Capital Stock and Other Securities                 B-39

 19      Purchase, Redemption and Pricing                   B-28, B-32
         of Securities Being Offered                        B-33

 20      Tax Status                                         *

 21      Underwriters                                       B-28

 22      Calculations of Performance Data                   B-36

 23      Financial Statements                               B-40




_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                     DREYFUS CASH MANAGEMENT PLUS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part C of
Form N-1A Caption                                           Page
_________ _______                                           _____


 24      Financial Statements and Exhibits                  C-1

 25      Persons Controlled by or Under                     C-3
         Common Control with Registrant

 26      Number of Holders of Securities                    C-3

 27      Indemnification                                    C-3

 28      Business and Other Connections of                  C-4
         Investment Adviser

 29      Principal Underwriters                             C-9

 30      Location of Accounts and Records                   C-13

 31      Management Services                                C-13

 32      Undertakings                                       C-13


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


_____________________________________________________________________________
COMBINED PROSPECTUS                                              JUNE 1, 1998


                           DREYFUS CASH MANAGEMENT FUNDS
                               INSTITUTIONAL SHARES
_____________________________________________________________________________
        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES.
        EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING INSTITUTIONAL SHARES. INVESTORS CAN INVEST, REINVEST OR REDEEM INSTITUTIONAL SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



        EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        A STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
_____________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_____________________________________________________________________________




                                           TABLE OF CONTENTS
                                                                           Page
 Annual Fund Operating Expenses.........................................     3
 Condensed Financial Information........................................     4
 Yield Information......................................................     8
 Description of the Funds...............................................     8
 Management of the Funds................................................    12
 How to Buy Shares......................................................    13
 Shareholder Services...................................................    14
 How to Redeem Shares...................................................    15
 Shareholder Services Plan..............................................    16
 Dividends, Distributions and Taxes.....................................    16
 General Information....................................................    18
 Appendix...............................................................    21




                         [Page 2]
                                                            ANNUAL FUND OPERATING EXPENSES
                                                      (as a percentage of average daily net assets)
                                                                                                         INSTITUTIONAL
                                                                                                             SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees.................................................................                              None
    Total Fund Operating Expenses..............................................                              .20%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                           INSTITUTIONAL
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 2
                                  3 YEARS......................................                                $ 6
                                  5 YEARS .....................................                                $11
                                  10 YEARS.....................................                                $26

_____________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
_____________________________________________________________________________
        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Institutional Shares, the payment of which will reduce investors' annual return. As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Institutions and certain Service Agents (as defined below) effecting transactions in Institutional Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Shareholder Services Plan."


                         [Page 3]
                       CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                             FINANCIAL HIGHLIGHTS
        Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for an Institutional Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.


                                                                DREYFUS CASH MANAGEMENT
                       ________________________________________________________________________________________________________
                                                                      YEAR ENDED JANUARY 31,
                       ________________________________________________________________________________________________________
                         1989      1990        1991      1992       1993       1994       1995        1996      1997       1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
PER SHARE DATA:
  Net asset value,
   beginning of
   period.......       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  INVESTMENT OPERATIONS:
  Investment
    income-net...        .076       .091       .080       .058       .036       .031       .042       .059       .053      .054
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  DISTRIBUTIONS:
  Dividends from
    investment
    income-net..        (.076)     (.091)     (.080)     (.058)     (.036)     (.031)     (.042)     (.059)     (.053)    (.054)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  Net asset
   value, end
   of period....       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                       ======     ======     ======     ======     ======     ======     ======     ======     ======    =======
TOTAL INVESTMENT
   RETURN.......         7.84%      9.44%      8.31%      5.96%      3.68%      3.15%      4.28%      6.03%      5.39%     5.58%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses
   to average
   net assets.....        .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%      .20%
  Ratio of net
   investment
   income to average
   net assets....        7.42%      9.03%      7.99%      5.78%      3.60%      3.11%      4.08%      5.86%      5.27%     5.45%
  Decrease reflected
   in above
   expense ratios
   due to undertaking
   by The Dreyfus
   Corporation....        .03%       .02%       .02%       .03%       .04%       .03%       ._         ._         ._        ._
  Net Assets,
   end of
   period (000's
   omitted)....    $2,245,703 $3,373,940 $5,041,688 $6,508,999 $5,475,181 $2,894,853 $1,817,166 $2,442,647 $2,758,317 $4,102,995





                                                               DREYFUS CASH MANAGEMENT PLUS
                _________________________________________________________________________________________________________________
                                                                                                         FOUR MONTHS
                                                                                                             ENDED     YEAR ENDED
                                              YEAR ENDED SEPTEMBER 30,                                     JANUARY 31, JANUARY 31,
                ____________________________________________________________________________________________
                1988(1)    1989       1990       1991       1992       1993       1994       1995       1996      1997*      1998
                ______    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
PER SHARE DATA:
  Net asset
   value, beginning
   of period...  $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
  INVESTMENT
  OPERATIONS:
  Investment
   income-net..   .071     .091       .083       .068       .043       .032       .036       .057       .055       .018      .055
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
  DISTRIBUTIONS:
  Dividends from
   investment
   income-net..  (.071)   (.091)     (.083)     (.068)     (.043)     (.032)     (.036)     (.057)     (.055)     (.018)    (.055)
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
  Net asset
   value, end
   of period...  $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                 =====    =====      =====      =====      =====      =====      =====      =====      =====      =====     =====
TOTAL INVESTMENT
  RETURN..        7.45%(2) 9.49%      8.65%      6.97%      4.39%      3.20%      3.65%      5.86%      5.59%      5.34%(2)  5.64%
RATIOS/SUPPLEMENTAL
  DATA:
  Ratio of
   expenses to
   average net
   assets....      .20%(2)  .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%(2)   .20%
  Ratio of net
   investment
   income to
   average net
   assets....     7.13%(2) 9.35%      8.29%      6.62%      4.36%      3.15%      3.49%      5.81%      5.46%      5.32%(2)  5.50%
  Decrease
   reflected in
   above expense
   ratios due to
   undertaking by
   The Dreyfus
   Corporation...  .07%(2)  .07%       .04%       .04%       .05%       .04%       .01%       ._         ._         ._        ._
  Net Assets,
   end of
   period (000's
   omitted).. $125,266 $728,832 $1,177,475 $1,780,058 $2,300,382 $3,003,344 $1,893,485 $4,404,989 $4,766,312 $5,515,851 $5,793,005
__________
(1)    From October 6, 1987 (commencement of operations) to September
       30, 1988.
(2)    Annualized.
*      The Fund changed its fiscal year end from September 30 to January
       31. The information provided is from October 1,1996 through January
       31, 1997.






                         [Page 4]
                                                             DREYFUS GOVERNMENT CASH MANAGEMENT
                       ________________________________________________________________________________________________________
                                                                  YEAR ENDED JANUARY 31,
                       ________________________________________________________________________________________________________
                        1989       1990       1991       1992       1993       1994       1995       1996      1997       1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
PER SHARE DATA:
  Net asset value,
   beginning of
   period...           $ 1.00     $ 1.00      $1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  INVESTMENT OPERATIONS:
  Investment
   income-net....        .074       .089       .079       .058       .037       .031       .041       .059       .053      .054
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  DISTRIBUTIONS:
  Dividends from
   investment
   income-net....       (.074)     (.089)     (.079)     (.058)     (.037)     (.031)     (.041)     (.059)     (.053)    (.054)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  Net asset value,
   end of period..     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                       ======     ======     ======     ======     ======     ======     ======     ======     ======    =======
  TOTAL INVESTMENT
   RETURN........        7.65%      9.25%      8.15%      5.97%      3.76%      3.12%      4.21%      6.01%      5.38%     5.55%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of
   expenses to
   average net
   assets..........       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%      .20%
  Ratio of net
   investment
   income to
   average net
   assets.........       7.38%      8.84%      7.82%      5.67%      3.61%      3.08%      4.04%      5.83%      5.25%     5.41%
  Decrease reflected
   in above
   expense ratios
   due to
   undertaking
   by The Dreyfus
   Corporation.....       .04%       .05%       .04%       .04%        .05%      .03%.        ._        ._         ._           ._
  Net Assets,
   end of period
   (000's
   omitted)..      $1,231,361 $1,590,159 $2,171,778 $4,750,205 $10,229,838 $4,515,946 $2,796,646 $4,777,903 $4,565,091 $4,136,508





                                                             DREYFUS TREASURY CASH MANAGEMENT
                 _______________________________________________________________________________________________________________-
                                                                                                         SIX MONTHS
                                                                                                            ENDED    YEAR ENDED
                                                 YEAR ENDED JULY 31,                                      JANUARY 31, JANUARY 31,
                 __________________________________________________________________________________________
                  1988     1989       1990       1991       1992       1993      1994       1995        1996    1997*       1998
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
PER SHARE DATA:
  Net asset
   value,
   beginning
   of period...  $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
  INVESTMENT
  OPERATIONS:
  Investment
   income-net..   .066     .085       .082       .069       .045       .031       .032       .052       .054       .026      .053
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
  DISTRIBUTIONS:
  Dividends from
   investment
   income-net..  (.066)   (.085)     (.082)     (.069)     (.045)     (.031)     (.032)     (.052)     (.054)     (.026)    (.053)
                 _____    _____      _____      _____      _____      _____      _____      _____      _____      _____     _____
  Net asset
  value, end
  of period...   $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                 =====    =====      =====      =====      =====      =====      =====      =====      =====      =====     =====
TOTAL INVESTMENT
  RETURN..        6.81%    8.88%      8.56%      7.10%      4.62%      3.14%      3.27%      5.34%      5.51%      5.20%(1)  5.42%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of
   expenses to
   average net
   assets...       .20%     .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%(1)   .20%
  Ratio of net
   investment
   income to
   average net
   assets...      6.62%    8.53%      8.19%      6.75%      4.45%      3.12%      3.18%      5.22%      5.35%      5.14%(1)  5.30%
  Decrease reflected
   in above
   expense
   ratios due
   to undertaking
   by The Dreyfus
   Corporation..   .06%     .05%       .07%       .06%       .05%       .04%       .01%       ._         ._         ._        ._
  Net Assets,
   end of
   period
   (000's
   omitted)..  722,268 $777,371 $1,558,493 $2,643,267 $4,103,056 $2,406,604 $1,982,582 $1,951,105 $2,419,830 $2,648,579 $2,921,448
____________________
(1)  Annualized.
*    The Fund changed its fiscal year end from July 31 to January 31. The information provided is from August 1,1996 through January 31, 1997.





                         [Page 5]

                                                             DREYFUS TREASURY PRIME CASH MANAGEMENT
                     ______________________________________________________-____________________________________________________
                                                                                                       ELEVEN MONTHS
                                                                                                             ENDED    YEAR ENDED
                                              YEAR ENDED FEBRUARY 28/29,                                  JANUARY 31, JANUARY 31,
                       ___________________________________________________________________________________
                       1989(1)     1990       1991       1992       1993        1994      1995       1996      1997*       1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
PER SHARE DATA:
  Net asset
   value,
   beginning
   of period.....       $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  Investment
  Operations:
  Investment
   income_net...         .015       .083       .076       .055       .035       .030       .043       .055       .047       .052
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  Distributions:
  Dividends from
   investment
   income_net...        (.015)     (.083)     (.076)     (.055)     (.035)     (.030)     (.043)     (.055)     (.047)     (.052)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  Net asset value,
   end of period..      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ======     ======     ======     ======     ======     ======     ======     ======     ======    =======
Total investment
  return.......          8.44%(2)   8.67%      7.82%      5.67%      3.55%      3.02%      4.39%      5.65%      5.16%(2)   5.30%
Ratios/Supplemental Data:
  Ratio of expenses
   to average net
   assets........         .20%(2)    .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%(2)    .20%

  Ratio of net
   investment
   income to
   average net
   assets........        8.42%(2)   8.20%      7.39%      5.35%      3.45%      2.99%      4.26%      5.53%      5.05%(2)   5.17%
  Decrease reflected
   in above expense
   ratios due to
   undertaking by
   The Dreyfus
   Corporation.....       .30%(2)    .10%       .05%       .05%       .04%       .02%       ._         ._         ._         ._
  Net Assets,
   end of
   period
   (000's
   omitted).......   $122,032   $409,870 $1,915,877 $4,435,718 $5,001,499 $4,442,145 $3,342,392 $2,904,121 $3,046,582 $2,907,256
___________________
(1)  From December 27, 1988 (commencement of operations) to February 28, 1989.
(2)  Annualized.
*    The Fund changed its fiscal year end from the last day of February to
     January 31. The information provided is from March 1,1996 through January
     31, 1997.




                                                                        DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                  _____________________________________________________________________________________________-
                                                                                                          ONE MONTH
                                                                                                             ENDED     YEAR ENDED
                                                                 YEAR ENDED DECEMBER 31,                  JANUARY 31,  JANUARY 31,
                                  _______________________________________________________________________-
                                  1990(1)      1991        1992      1993        1994      1995       1996       1997*      1998
                                  ______     ______     ______     ______     ______     ______     ______     ______    _______
 PER SHARE DATA:
  Net asset value,
  beginning of period.......       $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                  ______     ______     ______     ______     ______     ______     ______     ______    _______
  INVESTMENT OPERATIONS:
  Investment income-net....         .013       .047       .031       .024       .027       .038       .034       .003       .035
                                  ______     ______     ______     ______     ______     ______     ______     ______    _______
  DISTRIBUTIONS:
  Dividends from investment
  income-net.................      (.013)     (.047)     (.031)     (.024)     (.027)     (.038)     (.034)     (.003)     (.035)
                                  ______     ______     ______     ______     ______     ______     ______     ______    _______
  Net asset value, end of
   period.....                     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                  ======     ======     ======     ======     ======     ======     ======     ======    =======
TOTAL INVESTMENT RETURN........     5.90%(2)   4.75%      3.16%      2.44%      2.76%      3.85%      3.43%      3.41%(2)   3.59 %
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
   net assets.....                   .20%(2)    .20%       .20%       .20%       .20%       .20%       .20%       .20%(2)    .20%
  Ratio of net investment
   income to average net
    assets.............             6.55%(2)   4.54%      3.04%      2.40%      2.62%      3.78%      3.38%      3.38%(2)   3.53%
  Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus
   Corporation............          2.30%(2)    .33%       .10%       .07%       ._         ._         ._         ._         ._
  Net Assets, end of period
  (000's omitted)..........      $22,911   $151,085   $259,416   $364,583   $192,710   $194,088   $155,913   $158,952   $133,801
______________________
(1)    From October 15, 1990 (commencement of operations) to December
       31, 1990.
(2)    Annualized.
*      The Fund changed its fiscal year end from December 31 to January 31.
       The information provided is from January 1, 1997 through January 31,
       1997.





                         [Page 6]
                                                                DREYFUS TAX EXEMPT CASH MANAGEMENT
                                              __________________________________________-
                                                                      YEAR ENDED JANUARY 31,
                                              __________________________________________-
                        1989       1990       1991       1992       1993      1994        1995       1996      1997        1998
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
PER SHARE DATA:
  Net asset value,
   beginning of
   period....           $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  INVESTMENT
  OPERATIONS:
  Investment
    income-net.....      .052       .062       .057       .042       .028       .023       .028       .037       .033       .034
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  DISTRIBUTIONS:
  Dividends from
   investment
   income-net.......    (.052)     (.062)     (.057)     (.042)     (.028)     (.023)     (.028)     (.037)     (.033)     (.034)
                       ______     ______     ______     ______     ______     ______     ______     ______     ______    _______
  Net asset value,
   end of period...     $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                       ======     ======     ======     ======     ======     ======     ======     ======     ======    =======
TOTAL INVESTMENT
 RETURN..........        5.27%      6.35%      5.85%      4.25%      2.83%      2.29%      2.83%      3.72%      3.31%      3.50%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses
  to average net
  assets........          .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%
Ratio of net
  investment income
  to average net
  assets........         5.20%      6.15%      5.70%      4.16%      2.77%      2.26%      2.73%      3.64%      3.25%      3.44%
Decrease reflected
  in above expense
  ratios due to
  undertaking by
  The Dreyfus
  Corporation....         .03%       .04%       .03%       .05%       .04%       .04%       ._         ._         ._         ._
Net Assets, end of
  period
  (000's
  omitted)........ $1,006,193 $1,147,753 $1,905,522 $1,668,671 $1,838,786 $1,739,787 $1,299,301 $1,366,497 $1,646,151 $1,319,463





                                                                              DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                                                        ____________________-___________________________________________________
                                                                                                          SIX MONTHS
                                                                                                            ENDED     YEAR ENDED
                                                                         YEAR ENDED JULY 31,               JANUARY 31, JANUARY 31,
                                                        ____________________-_____________________________ __________ __________
                                                        1992(1)      1993      1994       1995        1996     1997*        1998
                                                        ______     ______     ______     ______     ______     ______    _______
 PER SHARE DATA:
  Net asset value, beginning of period...........        $1.00      $1.00      $1.00     $1.00       $1.00      $1.00      $1.00
                                                        ______     ______     ______     ______     ______     ______    _______
  INVESTMENT OPERATIONS:
  Investment income_net .......................           .022       .023       .022      .034        .034       .017       .034
                                                        ______     ______     ______     ______     ______     ______    _______
  DISTRIBUTIONS:
  Dividends from investment income-net............       (.022)     (.023)     (.022)    (.034)      (.034)     (.017)     (.034)
                                                        ______     ______     ______     ______     ______     ______    _______
  Net asset value, end of period.................       $ 1.00     $ 1.00     $ 1.00    $ 1.00      $ 1.00     $ 1.00      $1.00
                                                        ======     ======     ======     ======     ======     ======    =======
TOTAL INVESTMENT RETURN ..........................        3.02%(2)   2.27%      2.23%     3.46%       3.44%      3.29%(2)   3.46%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........        .20%(2)    .20%       .20%      .20%        .20%       .20%(2)    .20%

  Ratio of net investment income to average
   net assets.........                                    2.71%(2)   2.20%      2.18%     3.42%       3.33%      3.28%(2)   3.40%
  Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation.......................          .37%(2)    .18%       .06%      ._          ._         ._         ._
  Net Assets, end of period (000's omitted)........    $76,830   $116,527    $82,755  $101,309    $132,370   $132,686   $195,662
____________________________
(1)  From November 4, 1991 (commencement of operations) to July 31, 1992.
(2)  Annualized.
*    The Fund changed its fiscal year end from July 31 to January 31.
     The information provided is from August 1,1996 through January
     31, 1997.



                         [Page 7]
                                YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Institutional Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Institutional Shares of the Fund refers to the income generated by an investment in Institutional Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Institutional Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Institutional Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the performance of a Fund's Institutional Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, IBC's Rated Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                            DESCRIPTION OF THE FUNDS
GENERAL
        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF THE FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY
FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law. INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus
Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.
        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least
                         [Page 8]
two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc., and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.
          Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.
DREYFUS CASH MANAGEMENT _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix_Certain Portfolio Securities."
DREYFUS CASH MANAGEMENT PLUS _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.
DREYFUS GOVERNMENT CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities." In addition, the
Fund may lend portfolio securities. See "Appendix_Investment Techniques_Lending Portfolio Securities."
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT _ The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix _ Investment Techniques _ Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.
DREYFUS TREASURY CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities."
DREYFUS TREASURY PRIME CASH MANAGEMENT _ The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix_Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS _ The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued
                         [Page 9]
by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."
          From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.
          From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."
DREYFUS TAX EXEMPT CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations, which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix _ Certain Portfolio Securities." INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each of these Funds, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by other foreign subsidiaries or foreign branches of domestic banks, domestic
                         [Page 10]
and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.
As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.
NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ The classification of this Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be
                         [Page 11]
invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities. SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


                          MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of April 30, 1998, The Dreyfus Corporation managed or administered approximately $108 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs, under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $328 billion in assets as of March 31, 1998, including approximately $113 billion in proprietary mutual fund assets. As of March 31, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.666 trillion in assets, including approximately $67 billion in mutual fund assets.


          For the fiscal year ended January 31, 1998, each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


          As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered
                         [Page 12]
by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").
                                HOW TO BUY SHARES
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Institutional Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
          The minimum initial investment to purchase Institutional Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Institutional Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
          Institutional Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
          Institutional Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further
                         [Page 13]
information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to each Fund except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m. and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.
          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
                               SHAREHOLDER SERVICES
FUND EXCHANGES _ An investor may purchase, in exchange for Institutional Shares of a Fund, Institutional Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, which has different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities, and the dividend/capital gain distribution option selected by the investor.

                         [Page 14]


          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Before any exchange into Dreyfus Institutional Short Term Treasury Fund, the investor must obtain and should review a copy of the Fund's current prospectus, which may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."


          An investor who wishes to redeem Institutional Shares and purchase shares of another class of a Fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Institutional Shares of a Fund, in Institutional Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                          HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Institutional Shares at any time and the shares will be redeemed at the next determined net asset value.


          None of the Funds imposes a charge when Institutional Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Institutional Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund, of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on
                         [Page 15]
that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
PROCEDURES
          Investors may redeem Institutional Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.
          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Institutional Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Institutional Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Institutional Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES _ Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Institutional Shares in this manner.
                         SHAREHOLDER SERVICES PLAN
          Each Fund has a Shareholder Services Plan for its Institutional Shares, pursuant to which the Fund may pay Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, holders of Institutional Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses with respect to Institutional Shares. See "Management of the Funds."
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
          Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Institutional Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Institutional Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Institutional Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to
                         [Page 16]
an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Institutional Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


          Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.


          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to certain state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.
          Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

                         [Page 17]
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
          Federal regulations generally require each Fund to withhold
("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
          Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed a fiscal period) has qualified for the fiscal year ended January 31, 1998 as a "regulated investment company" under the Code. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of shareholders. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                              GENERAL INFORMATION
          Dreyfus Government Cash Management and Dreyfus Government Prime
Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end, management investment company. Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March 1985. On May 22, 1987, each was reorganized as an unincorporated business trust under the laws of the Commonwealth of
                         [Page 18]
Massachusetts. Previously, the Company's name was Dreyfus
Government Cash Management. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust, and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.




        Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.
          Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or with respect to any matter which affects only one class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time less than a majority of the Board members then holding office have been elected by shareholders.
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS _ The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares _ Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.
ALL FUNDS _ The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Institutional Shares should call such institution directly.
          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                         [Page 19]
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Board members with respect to each Fund have considered this factor in approving the use of this combined Prospectus.

                         [Page 20]
                                     APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% (20% as to Dreyfus Government Cash Management) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment.


CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) _ Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes, and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities
                         [Page 21]
are supported by the full faith and credit of the U.S. Treasury;
others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) _ Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _
 Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds _ Investment Considerations and Risks _ Foreign Securities."
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _
 Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).
FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the
                         [Page 22]
assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.
Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _
Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified

                         [Page 23]
price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies _ Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, in Municipal Obligations the interest of which gives rise to a preference item for the purpose of the alternative minimum tax. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of these Funds anticipates that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


ILLIQUID SECURITIES _ Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         [Page 24]
[This Page Intentionally Left Blank]

                         [Page 25]
[This Page Intentionally Left Blank]
                         [Page 26]
          Copy Rights 1998 Dreyfus Service Corporation    CMGT/p0698ist

Prospectus
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Government Cash Management
Dreyfus Government Prime
Cash Management
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal
Cash Management
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management
Institutional Shares
Dreyfus


______________________________________________________________________________
COMBINED PROSPECTUS                                               JUNE 1, 1998
                           DREYFUS CASH MANAGEMENT FUNDS
                               ADMINISTRATIVE SHARES


______________________________________________________________________________
        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES.
        EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY
BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL
OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY
INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS
MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES
OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING ADMINISTRATIVE SHARES. ADMINISTRATIVE SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED
IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM ADMINISTRATIVE SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.




        EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________



                                            TABLE OF CONTENTS
                                                                Page
Annual Fund Operating Expenses.................................    3
Condensed Financial Information................................    4
Yield Information..............................................    7
Description of the Funds.......................................    7
Management of the Funds........................................   11
How to Buy Shares..............................................   11
Shareholder Services...........................................   13
How to Redeem Shares...........................................   13
Service Plan...................................................   14
Dividends, Distributions and Taxes.............................   15
General Information............................................   16
Appendix.......................................................   18




                  [Page 2]

                                                ANNUAL FUND OPERATING EXPENSES
                                           (as a percentage of average daily net assets)
                                                                                                        ADMINISTRATIVE
                                                                                                            SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .10%
    Total Fund Operating Expenses..............................................                              .30%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                          ADMINISTRATIVE
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 3
                                  3 YEARS......................................                                $10
                                  5 YEARS .....................................                                $17
                                  10 YEARS.....................................                                $38

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Administrative Shares, the payment of which will reduce investors' annual return. As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Administrative Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                  [Page 3]
                         CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                              FINANCIAL HIGHLIGHTS
        Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for an Administrative Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.


                                                                                                  DREYFUS CASH MANAGEMENT
                                                                                          _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .010                 .053
                                                                                                  __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.010)               (.053)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  5.22%(2)             5.48%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  3.74%(2)             5.37%
  Net Assets, end of period......................................................                  $100           $2,045,000
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.





                                                                                             DREYFUS CASH MANAGEMENT PLUS
                                                                                         _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________-
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .010                 .054
                                                                                                  __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.010)               (.054)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  5.22%(2)             5.54%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  4.99%(2)             5.40%
  Net Assets, end of period (000's omitted)......................................                  $199              $26,093
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.







                  [Page 4]
                                                                                           DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                                          _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .010                 .053
                                                                                                  __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.010)               (.053)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  5.17%(2)             5.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  5.15%(2)             5.31%
  Net Assets, end of period (000's omitted)......................................               $36,899             $235,973
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.




                                                                                            DREYFUS TREASURY CASH MANAGEMENT
                                                                                          _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .010                 .052
                                                                                                  __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.010)               (.052)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  5.07%(2)             5.32%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  4.25%(2)             5.20%
  Net Assets, end of period......................................................                  $100                 $100
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.




                                                                                          DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                                          _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________-
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .010                 .051
                                                                                                  __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.010)               (.051)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  4.97%(2)             5.19%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  4.91%(2)             5.10%
  Net Assets, end of period......................................................                  $100               $6,625,000
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.






                  [Page 5]

                                                                                   DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                                        _________________________________________________________
                                                                          Period Ended        One Month Ended      Year Ended
                                                                       December 31, 1996(1)   January 31, 1997*  January 31, 1998
                                                                       _____________________  __________________ ________-_______
PER SHARE DATA:
  Net asset value, beginning of period..............................            $1.00             $1.00                $1.00
                                                                                _____             __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net.............................................             .004              .003                 .034
                                                                                _____             __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net..............................            (.004)            (.003)               (.034)
                                                                                _____             __-__                ____-
  Net asset value, end of period....................................            $1.00             $1.00                $1.00
                                                                                =====             =====                =====
TOTAL INVESTMENT RETURN.............................................             3.38%(2)          3.30%(2)             3.49%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...........................              .30%(2)           .30%(2)              .30%
  Ratio of net investment income to average net assets..............             3.73%(2)          3.64%(2)             3.53%
  Net Assets, end of period.........................................             $100              $100                 $100
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to December
     31, 1996.
(2)  Annualized.
*    The Fund changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.




                                                                                             DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                                          _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________-
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .006                 .033
                                                                                                  __-__                ____-
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.006)               (.033)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  3.24%(2)             3.39%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  3.54%(2)             3.35%
  Net Assets, end of period......................................................                  $100               $688,000
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.




                                                                                                 DREYFUS NEW YORK MUNICIPAL
                                                                                                        CASH MANAGEMENT
                                                                                          _______________________________________
                                                                                             Period Ended          Year Ended
                                                                                          January 31, 1997(1)   January 31, 1998
                                                                                          ___________________  _________________-
PER SHARE DATA:
  Net asset value, beginning of period...........................................                 $1.00                $1.00
                                                                                                  __-__                ____-
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................                  .006                 .033
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................                 (.006)               (.033)
                                                                                                  __-__                ____-
  Net asset value, end of period.................................................                 $1.00                $1.00
                                                                                                  =====                =====
TOTAL INVESTMENT RETURN..........................................................                  3.24%(2)             3.35%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................                   .30%(2)              .30%
  Ratio of net investment income to average net assets...........................                  3.24%(2)             3.30%
  Net Assets, end of period......................................................                  $100                 $100
_____________________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.




                  [Page 6]
                             YIELD INFORMATION
          From time to time, each Fund advertises the yield and effective yield of its Administrative Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Administrative Shares of the Fund refers to the income generated by an investment in Administrative Shares of the Fund over a seven-day period
(which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Administrative Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Administrative Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
          As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management
(collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.
          Yield information is useful in reviewing the performance of a Fund's Administrative Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, IBC's Rated Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                               DESCRIPTION OF THE FUNDS
GENERAL
          WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF THE FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY
FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law. INVESTMENT OBJECTIVE
          The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus
Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
          Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.
          In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance
                  [Page 7]
with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc., and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.
          Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.
DREYFUS CASH MANAGEMENT _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix_Certain Portfolio Securities."


DREYFUS CASH MANAGEMENT PLUS _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix _ Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.


DREYFUS GOVERNMENT CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities." In addition, the
Fund may lend portfolio securities. See "Appendix_Investment Techniques_Lending Portfolio Securities."
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT _ The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix_Investment Techniques _Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.
DREYFUS TREASURY CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities."
DREYFUS TREASURY PRIME CASH MANAGEMENT _ The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix_Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS _ The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."
        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders.
                  [Page 8]
The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.
          From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."
DREYFUS TAX EXEMPT CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations and, therefore, may be subject to Federal, New York State and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix _ Certain Portfolio Securities." INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each of these Funds, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.
As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations
                  [Page 9]
are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.
NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



                  [Page 10]
                           MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of April 30, 1998, The Dreyfus Corporation managed or administered approximately $108 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $328 billion in assets as of March 31, 1998, including approximately $113 billion in proprietary mutual fund assets. As of March 31, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.666 trillion in assets, including approximately $67 billion in mutual fund assets.


          For the fiscal year ended January 31, 1998, each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


          As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").
                                HOW TO BUY SHARES
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Administrative Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

                  [Page 11]
          The minimum initial investment to purchase Administrative Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Administrative Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
          Administrative Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
          Administrative Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, the New York Stock Exchange or the Transfer Agent, is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to each Fund, except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m. and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.
          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective.
                  [Page 12]
          Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
                               SHAREHOLDER SERVICES
FUND EXCHANGES _ An investor may purchase, in exchange for Administrative Shares of a Fund, Administrative Shares of any other Fund. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.
          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
          An investor who wishes to redeem Administrative Shares and purchase shares of another class of a Fund should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Administrative Shares of a Fund, in Administrative Shares of any other Fund if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                              HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Administrative Shares at any time and the shares will be redeemed at the next determined net asset value.

          None of the Funds imposes a charge when Administrative Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Administrative Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

                  [Page 13]
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
PROCEDURES
          Investors may redeem Administrative Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.
          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Administrative Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Administrative Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Administrative Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES _ Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Administrative Shares in this manner.
                                  SERVICE PLAN
          Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Administrative Shares. Under each Service Plan, the Fund
(a) reimburses the Distributor for distributing Administrative Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Administrative Shares and for providing certain services relating to shareholder accounts for Administrative Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Administrative Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and
                  [Page 14]
Dreyfus determines the amounts, if any, to be paid to Service
Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Administrative Shares a consolidated statement. The fee payable for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. The fees payable under the Service Plan are payable without regard to actual expenses incurred.
                        DIVIDENDS, DISTRIBUTIONS AND TAXES
          Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, or the New York Stock Exchange only, as to each other Fund, is open for business. Administrative Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Administrative Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Administrative Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Administrative Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.
          Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income taxes and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.
          Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to
                  [Page 15]
ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
          Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


          A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998 as a "regulated investment company" under the Code. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                                  GENERAL INFORMATION
          Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end management investment company. Dreyfus Cash Management, the
                  [Page 16]
Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.




          Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.
          Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Administrative Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time less than a majority of the Board members then holding office have been elected by shareholders.
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS _ The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares _- Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.
ALL FUNDS _ The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Administrative Shares should call such institution directly.
          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                  [Page 17]
                                 APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% (20% as to Dreyfus Government Cash Management) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase its portfolio securities securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such s ecurities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment.


CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) _ Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S.
                  [Page 18]
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) _ Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _
 Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds _ Investment Considerations and Risks _ Foreign Securities."
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _
 Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).
FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing
                  [Page 19]
power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.
Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _
Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.
TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment
                  [Page 20]


Objective and Management Policies _ Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of these Funds anticipates that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


ILLIQUID SECURITIES _ Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                  [Page 21]
[This Page Intentionally Left Blank]

                  [Page 22]
Copy Rights 1998 Dreyfus Service Corporation        CMGT/p0698adm

Prospectus
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Government Cash Management
Dreyfus Government Prime
Cash Management
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal
Cash Management
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management
Administrative Shares
Dreyfus


______________________________________________________________________________
COMBINED PROSPECTUS                                               JUNE 1, 1998


                           DREYFUS CASH MANAGEMENT FUNDS
                                   INVESTOR SHARES
______________________________________________________________________________
        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND') ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES.
        EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY
BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL
OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY
INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS
MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES
OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING INVESTOR SHARES. INVESTOR SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM INVESTOR SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE
ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



        EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        A STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________


               TABLE OF CONTENTS
                                                                    Page
 Annual Fund Operating Expenses...................................   3
 Condensed Financial Information..................................   4
 Yield Information................................................   7
 Description of the Funds.........................................   7
 Management of the Funds..........................................  10
 How to Buy Shares................................................  11
 Shareholder Services.............................................  13
 How to Redeem Shares.............................................  13
 Service Plan.....................................................  14
 Dividends, Distributions and Taxes...............................  15
 General Information..............................................  16
 Appendix.........................................................  18



                       [Page 2]
                                                         ANNUAL FUND OPERATING EXPENSES
                                                  (as a percentage of average daily net assets)
                                                                                                           INVESTOR
                                                                                                            SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .25%
    Total Fund Operating Expenses..............................................                              .45%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                             INVESTOR
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 5
                                  3 YEARS......................................                                $14
                                  5 YEARS .....................................                                $25
                                  10 YEARS.....................................                                $57

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Investor Shares, the payment of which will reduce investors' annual return. As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's
Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Investor Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                       [Page 3]
                           CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                                 FINANCIAL HIGHLIGHTS
        Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for an Investor Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.


                                                                                       DREYFUS CASH MANAGEMENT
                                                                        ______________________________-________________________
                                                                                          YEAR ENDED JANUARY 31,
                                                                        _______________________________________________________
                                                                         1994(1)      1995         1996        1997        1998
                                                                          _____      _____        _____       _____       _____
PER SHARE DATA:
  Net asset value, beginning of period....................                $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  INVESTMENT OPERATIONS:
  Investment income-net...................................                 .002       .040         .056        .050        .052
                                                                          _____      _____        _____       _____       _____
  DISTRIBUTIONS:
  Dividends from investment income-net....................                (.002)     (.040)       (.056)      (.050)      (.052)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..........................                $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN...................................                 2.82%(2)   4.03%        5.76%       5.13%       5.31%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.................                  .45%(2)    .45%         .45%        .45%        .45%
  Ratio of net investment income to average net assets....                 2.83%(2)   3.94%        5.54%       5.02%       5.18%
  Net Assets, end of period (000's omitted)...............              $52,272    $85,334     $430,302    $580,582    $464,494
______________________
(1)  From January 10, 1994 (commencement of initial offering) to January
     31, 1994.
(2)  Annualized.




                                                                                         DREYFUS CASH MANAGEMENT PLUS
                                                                         ________________________________________________________
                                                                                                         FOUR MONTHS
                                                                                                           ENDED       YEAR ENDED
                                                                            YEAR ENDED SEPTEMBER 30,     JANUARY 31,  JANUARY 31,
                                                                         ______________________________  ___________  ___________
                                                                         1994(1)      1995         1996        1997*       1998
                                                                          _____      _____        _____       _____       _____
PER SHARE DATA:
  Net asset value, beginning of period............................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  Investment Operations:
  Investment income-net...........................................         .025       .055         .052        .017        .053
                                                                          _____      _____        _____       _____       _____
  Distributions:
  Dividends from investment income-net............................        (.025)     (.055)       (.052)      (.017)      (.053)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..................................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN...........................................         3.61%(2)   5.61%        5.33%       5.10%(2)    5.38%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................          .45%(2)    .45%         .45%        .45%(2)     .45%
  Ratio of net investment income to average net assets............         4.00%(2)   5.66%        5.19%       5.07%(2)    5.25%
  Net Assets, end of period (000's omitted).......................       $6,087   $352,499     $629,251    $781,920    $750,452
_________________
(1)  From January 24, 1994 (commencement of initial offering) to September
     30, 1994.
(2)  Annualized.
*    The Fund changed its fiscal year end from September 30 to January 31.
     The information provided is from October 1,1996 through January 31, 1997.







                       [Page 4]
                                                                                  DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                        ______________________________-________________________
                                                                                          YEAR ENDED JANUARY 31,
                                                                        _______________________________________________________
                                                                         1994(1)      1995         1996        1997       1998
                                                                          _____      _____        _____       _____       _____
PER SHARE DATA:
  Net asset value, beginning of period....................                $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  INVESTMENT OPERATIONS:
  Investment income-net...................................                 .002       .039         .056        .050        .052
                                                                          _____      _____        _____       _____       _____
  DISTRIBUTIONS:
  Dividends from investment income-net....................                (.002)     (.039)       (.056)      (.050)      (.052)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..........................                $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN...................................                 2.82%(2)   3.95%        5.75%       5.12%       5.28%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.................                  .45%(2)    .45%         .45%        .45%        .45%
  Ratio of net investment income to average net assets....                 2.83%(2)   4.22%        5.49%       5.01%       5.16%
  Net Assets, end of period (000's omitted)...............              $15,097    $39,704     $451,665     $547,460   $779,157
___________________
(1)  From January 10, 1994 (commencement of initial offering) to January
     31, 1994.
(2)  Annualized.




                                                                                         DREYFUS TREASURY CASH MANAGEMENT
                                                                         ________________________________________________________
                                                                                                         SIX MONTHS
                                                                                                           ENDED      YEAR ENDED
                                                                            YEAR ENDED JULY 31,          JANUARY 31,  JANUARY 31,
                                                                         ______________________________   __________  ___________
                                                                         1994(1)      1995         1996      1997*       1998
                                                                          _____      _____        _____       _____       _____

PER SHARE DATA:
  Net asset value, beginning of period............................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  Investment Operations:
  Investment income_net ..........................................         .018       .050         .051        .025        .051
                                                                          _____      _____        _____       _____       _____
  Distributions:
  Dividends from investment income-net............................        (.018)     (.050)       (.051)      (.025)      (.051)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..................................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN...........................................         3.22%(2)   5.08%        5.25%       4.96%(2)    5.17%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................          .45%(2)    .45%         .45%        .45%(2)     .45%
  Ratio of net investment income to average net assets............         3.33%(2)   5.24%        5.05%       4.89%(2)    5.07%
  Net Assets, end of period (000's omitted).......................      $20,610    $39,047     $237,566    $330,415    $597,099
___________________
(1)  From January 10, 1994 (commencement of initial offering) to July
     31, 1994.
(2)  Annualized.
*    The Fund changed its fiscal year end from July 31 to January 31. The information provided is from August 1,1996 through January 31, 1997.




                                                                                    DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                         ________________________________________________________
                                                                                                        ELEVEN MONTHS
                                                                                                           ENDED      YEAR ENDED
                                                                           YEAR ENDED FEBRUARY 28/29,    JANUARY 31,  JANUARY 31,
                                                                         ______________________________   __________  ___________
                                                                         1994(1)      1995         1996       1997*        1998
                                                                          _____      _____        _____       _____       _____

PER SHARE DATA:
  Net asset value, beginning of period............................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  Investment Operations:
  Investment income-net...........................................         .004       .041         .053        .044        .049
                                                                          _____      _____        _____       _____       _____
  Distributions:
  Dividends from investment income-net............................        (.004)     (.041)       (.053)      (.044)      (.049)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..................................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN...........................................         2.77%(2)   4.13%        5.39%       4.88%(2)    5.03%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................          .45%(2)    .45%         .45%        .45%(2)     .45%
  Ratio of net investment income to average net assets............         2.78%(2)   4.26%        5.21%       4.80%(2)    4.91%
  Net Assets, end of period (000's omitted).......................      $53,916   $122,524     $255,618    $358,018    $303,623
_______________________
(1)  From January 10, 1994 (commencement of initial offering) to February
     28, 1994.
(2)  Annualized.
*    The Fund changed its fiscal year end from the last day of February to
     January 31. The information provided is from March 1,1996 through
     January 31, 1997.



                       [Page 5]


                                                                                DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                                          ____________________________________
                                                                                                               ONE MONTH
                                                                                                             ENDED    YEAR ENDED
                                                                             YEAR ENDED DECEMBER 31,    JANUARY 31,JANUARY 31,
                                                                          ________________
                                                              1993(1)      1994       1995         1996       1997*        1998
                                                              ______      _____      _____        _____       _____       _____

PER SHARE DATA:
  Net asset value, beginning of period..............           $1.00      $1.00      $1.00        $1.00       $1.00       $1.00
                                                              ______      _____      _____        _____       _____       _____
  INVESTMENT OPERATIONS:
  Investment income-net............................             .005       .025       .035         .031        .003        .033
                                                              ______      _____      _____        _____       _____       _____
  DISTRIBUTIONS:
  Dividends from investment income-net.............            (.005)     (.025)     (.035)       (.031)      (.003)      (.033)
                                                              ______      _____      _____        _____       _____       _____
  Net asset value, end of period..................             $1.00      $1.00      $1.00        $1.00       $1.00       $1.00
                                                              ======      =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN............................             2.12%(2)   2.51%      3.60%        3.18%       3.18%(2)    3.34%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........              .45%(2)    .45%       .45%         .45%        .45%(2)     .45%
  Ratio of net investment income to
  average net assets................................            2.14%(2)   2.43%      3.51%        3.14%       3.13%(2)    3.26%
  Net Assets, end of period (000's omitted).........              $1     $1,410    $22,817      $45,828     $66,672     $47,113
________________________
(1)  From September 30, 1993 (commencement of initial offering) to December
     31, 1993.
(2)  Annualized.
*    The Fund changed its fiscal year end from December 31 to January 31.
     The information provided is from January 1, 1997 through January 31,
     1997.






                                                                                      DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                        ________________________________________________________
                                                                                              YEAR ENDED JANUARY 31,
                                                                        _______________________________________________________-
                                                                         1994(1)      1995         1996        1997        1998
                                                                          _____      _____        _____       _____       _____

PER SHARE DATA:
  Net asset value, beginning of period....................                $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  INVESTMENT OPERATIONS:
  Investment income-net...................................                 .001       .025         .034        .030        .032
                                                                          _____      _____        _____       _____       _____
  DISTRIBUTIONS:
  Dividends from investment income-net....................                (.001)     (.025)       (.034)      (.030)      (.032)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..........................                $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN...................................                 1.83%(2)   2.57%        3.46%       3.05%       3.24%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.................                  .45%(2)    .45%         .45%        .45%        .45%
  Ratio of net investment income to average net assets....                 1.87%(2)   2.74%        3.39%       2.98%       3.22%
  Net Assets, end of period (000's omitted)...............                   $1    $47,427      $79,813     $44,431    $149,119
___________________
(1)  From January 10, 1994 (commencement of initial offering) to January
     31, 1994.
(2)  Annualized.



                                                                    DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                                                                         ________________________________________________________
                                                                                                         SIX MONTHS
                                                                                                           ENDED      YEAR ENDED
                                                                             YEAR ENDED JULY 31,         JANUARY 31,  JANUARY 31,
                                                                         ______________________________  __________    _________
                                                                         1994(1)      1995         1996      1997*        1998
                                                                          _____      _____        _____       _____       _____

PER SHARE DATA:
  Net asset value, beginning of period............................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          _____      _____        _____       _____       _____
  Investment Operations:
  Investment income_net ..........................................         .011       .032         .031        .015        .032
                                                                          _____      _____        _____       _____       _____
  Distributions:
  Dividends from investment income-net............................        (.011)     (.032)        .031       (.015)      (.032)
                                                                          _____      _____        _____       _____       _____
  Net asset value, end of period..................................        $1.00      $1.00        $1.00       $1.00       $1.00
                                                                          =====      =====        =====       =====       =====
TOTAL INVESTMENT RETURN ..........................................         2.02%(2)   3.20%        3.18%       3.04%(2)    3.20%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................          .45%(2)    .45%         .45%        .45%(2)     .45%
  Ratio of net investment income to average net assets ...........         2.12%(2)   2.81%        3.09%       3.03%(2)    3.17%
  Net Assets, end of period (000's omitted)......................       $53,324     $6,023      $14,317      $8,398     $13,041
________________________________________
(1)  From January 18, 1994 (commencement of initial offering) to July 31,
     1994.
(2)  Annualized.
*    The Fund changed its fiscal year end from July 31 to January 31. The information provided is from August 1, 1996 through January 31,  1997.



                       [Page 6]
                                YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Investor Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Investor Shares of the Fund refers to the income generated by an investment in Investor Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Investor Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Investor Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the performance of a Fund's Investor Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, IBC's Rated Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                          DESCRIPTION OF THE FUNDS
GENERAL
        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF THE FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY
FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law. INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus
Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.
        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax
                       [Page 7]
Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc., and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.
        Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.
DREYFUS CASH MANAGEMENT _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix_Certain Portfolio Securities."
DREYFUS CASH MANAGEMENT PLUS _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.
DREYFUS GOVERNMENT CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities." In addition, the
Fund may lend portfolio securities. See "Appendix_Investment Techniques_Lending Portfolio Securities."
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT _ The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix _ Investment Techniques _ Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.
DREYFUS TREASURY CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities."
DREYFUS TREASURY PRIME CASH MANAGEMENT _ The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix_Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS _ The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."
        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.

                       [Page 8]
        From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."
DREYFUS TAX EXEMPT CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes (collectively, "New York Municipal Obligations").The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix _ Certain Portfolio Securities." INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each of these Funds, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by other foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.
As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.
                       [Page 9]
In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.
NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


                            MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary
                       [Page 10]
of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon
Bank Corporation ("Mellon"). As of April 30, 1998, The Dreyfus Corporation managed or administered approximately $108 billion in assets for approximately 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $328 billion in assets as of March 31, 1998, including approximately $113 billion in proprietary mutual fund assets. As of March 31 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.666 trillion in assets, including approximately $67 billion in mutual fund assets.


        For the fiscal year ended January 31, 1998, each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


        As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund:
(i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").
                              HOW TO BUY SHARES
GENERAL
        The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Investor Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
        The minimum initial investment to purchase Investor Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds iden
                       [Page 11]
tified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Investor Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
        Investor Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
        Investor Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time and (ii) as of 8:00 p.m. New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business. Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to each Fund, except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.
          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

                       [Page 12]
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
                              SHAREHOLDER SERVICES
FUND EXCHANGES _ An investor may purchase, in exchange for Investor Shares of a Fund, Investor Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, which has different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.
        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares _ Procedures." Before an exchange into Dreyfus Institutional Short Term Treasury Fund, the investor must obtain and should review a copy of the fund's current prospectus, which may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
        An investor who wishes to redeem Investor Shares and purchase shares of another class of a Fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Investor Shares of a Fund, in Investor Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                                HOW TO REDEEM SHARES
GENERAL
        Investors may request redemption of Investor Shares at any time and the shares will be redeemed at the next determined net asset value.


        None of the Funds imposes a charge when Investor Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


                       [Page 13]
        Each Fund ordinarily will make payment for all Investor Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT
CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal
Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
        Investors may redeem Investor Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.
        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Investor Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Investor Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Investor Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES _ Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Investor Shares in this manner.
                                       SERVICE PLAN
        Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Investor Shares. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Investor Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of
 The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts
                       [Page 14]
("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Investor Shares a consolidated statement and checkwriting privileges. The fee payable for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. The fees payable under the Service Plan are payable without regard to actual expenses incurred.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, or the New York Stock Exchange only, as to each other Fund, is open for business. Investor Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Investor Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Investor Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generall y are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
Investors may choose whether to receive distributions in cash or to reinvest in additional Investor Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.
        Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.
        Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment
                       [Page 15]
income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.
        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998, as a "regulated investment company" under the Code. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of shareholders. Each
Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                               GENERAL INFORMATION
        Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company.
                       [Page 16]
Each other Fund is a separate open-end, management investment company.
Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March 1985.
On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management.
Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust, and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.




        Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.
        Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time less than a majority of the Board members then holding office have been elected by shareholders.
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS _ The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares _ Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.
ALL FUNDS _ The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
        Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Investor Shares should call such institution directly.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                       [Page 17]
                                  APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% (20% as to Dreyfus Government Cash Management) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.


CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) _ Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S.
                       [Page 18]
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) _ Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _
 Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).
FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing
                       [Page 19]
power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.
TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and
                       [Page 20]
repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies _ Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of these Funds anticipates that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

ILLIQUID SECURITIES _ Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       [Page 21]
[This Page Intentionally Left Blank]

                       [Page 22]
Copy Rights 1998 Dreyfus Service Corporation        CMGT/p0698inv

Prospectus
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Government Cash Management
Dreyfus Government Prime
Cash Management
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal
Cash Management
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management
Investor Shares
Dreyfus




______________________________________________________________________________
COMBINED PROSPECTUS                                               JUNE 1, 1998
                          DREYFUS CASH MANAGEMENT FUNDS
                               PARTICIPANT SHARES
______________________________________________________________________________


        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES.
        EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING PARTICIPANT SHARES. PARTICIPANT SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM PARTICIPANT SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



        EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________



                                           TABLE OF CONTENTS
                                                                   Page
Annual Fund Operating Expenses...................................    3
Condensed Financial Information..................................    4
Yield Information................................................    7
Description of the Funds.........................................    7
Management of the Funds..........................................   10
How to Buy Shares................................................   11
Shareholder Services.............................................   13
How to Redeem Shares.............................................   13
Service Plan.....................................................   14
Dividends, Distributions and Taxes...............................   15
General Information..............................................   16
Appendix.........................................................   18





                            [Page 2]

                                                     ANNUAL FUND OPERATING EXPENSES
                                              (as a percentage of average daily net assets)

                                                                                                          PARTICIPANT
                                                                                                             SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .40%
    Total Fund Operating Expenses..............................................                              .60%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                           PARTICIPANT
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 6
                                  3 YEARS......................................                                $19
                                  5 YEARS .....................................                                $33
                                  10 YEARS.....................................                                $75

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
          The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Participant Shares, the payment of which will reduce investors' annual return. As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Long-term investors in Participant Shares could pay more in Rule 12b-1 fees than the economic equivalent of paying a front-end sales charge. Institutions and certain Service Agents (as defined below) effecting transactions in Participant Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                            [Page 3]
                            CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund, accompany the Statement of Additional Information, available upon request.


FINANCIAL HIGHLIGHTS
        Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for a Participant Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.


                                                                                                 DREYFUS CASH MANAGEMENT
                                                                                    ____________________________________________
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________
PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .010                       .050
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.010)                     (.050)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            4.92%(2)                   5.16%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            3.84%(2)                   5.21%
  Net Assets, end of period......................................................            $100                $99,772,000
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.





                                                                                           DREYFUS CASH MANAGEMENT PLUS
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________
PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .010                       .051
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.010)                     (.051)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            4.92%(2)                   5.22%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            4.78%(2)                   5.10%
  Net Assets, end of period (000's omitted)......................................            $472                    $15,384
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.







                            [Page 4]
                                                                                            DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                                    ____________________________________________
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________
PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .001                       .050
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.001)                     (.050)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            4.87%(2)                   5.13%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            4.85%(2)                   5.01%
  Net Assets, end of period (000's omitted)......................................            $218                    $30,515
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.





                                                                                           DREYFUS TREASURY CASH MANAGEMENT
                                                                                    ____________________________________________
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________

PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .009                       .049
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.009)                     (.049)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            4.77%(2)                   5.00%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            4.20%(2)                   4.90%
  Net Assets, end of period......................................................            $100               $101,840,000
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.





                                                                                        DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                                    ____________________________________________
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________

PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .009                       .048
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.009)                     (.048)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            4.66%(2)                   4.88%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            4.70%(2)                   4.79%
  Net Assets, end of period......................................................            $100               $110,302,000
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.





                            [Page 5]
                                                                                DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                              ____________________________________________________________________
                                                                   Period Ended           One Month Ended           Year Ended
                                                               December 31, 1996(1)     January 31, 1997(1)      January 31, 1998
                                                              _____________________    ____________________    _________-_________

PER SHARE DATA:
  Net asset value, beginning of period...................              $1.00                    $1.00                   $1.00
                                                                       ______                   __-__                   _____
    INVESTMENT OPERATIONS:
  Investment income-net..................................               .004                     .003                     .031
                                                                       ______                   __-__                   _____
    DISTRIBUTIONS:
  Dividends from investment income-net...................              (.004)                   (.003)                   (.031)
                                                                       ______                   __-__                   _____
  Net asset value, end of period.........................              $1.00                    $1.00                    $1.00
                                                                       ======                   =====                   =====
TOTAL INVESTMENT RETURN..................................               3.12%(2)                 2.94%(2)                 3.18%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets................                .60%(2)                  .60%(2)                  .60%
  Ratio of net investment income to average net assets...               3.55%(2)                 3.17%(2)                 3.17%
  Net Assets, end of period..............................               $100                     $100               $6,688,000
(1)  From November 21, 1996 (commencement of initial offering) to December
     31, 1996.
(2)  Annualized.
*    The Fund changed its fiscal year end from December 31 to January 31.
     The information provided is from January 1, 1997 through January 31,
     1997.





                                                                                   DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                                   _____________________________________________
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________

PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .006                       .030
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.006)                     (.030)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            2.94%(2)                   3.09%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            3.29%(2)                   3.08%
  Net Assets, end of period......................................................            $100                $71,827,000
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.



                                                                                              DREYFUS NEW YORK MUNICIPAL
                                                                                                    CASH MANAGEMENT
                                                                                    _____________________________________________
                                                                                        Period Ended              Year Ended
                                                                                    January 31, 1997(1)        January 31, 1998
                                                                                    ____________________      _________-_________

PER SHARE DATA:
  Net asset value, beginning of period...........................................           $1.00                      $1.00
                                                                                            _____                      _____
    INVESTMENT OPERATIONS:
  Investment income-net..........................................................            .006                       .030
                                                                                            _____                      _____
    DISTRIBUTIONS:
  Dividends from investment income-net...........................................           (.006)                     (.030)
                                                                                            _____                      _____
  Net asset value, end of period.................................................           $1.00                      $1.00
                                                                                            =====                      =====
TOTAL INVESTMENT RETURN..........................................................            2.94%(2)                   3.05%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................................             .60%(2)                    .60%
  Ratio of net investment income to average net assets...........................            2.88%(2)                   3.01%
  Net Assets, end of period......................................................            $100                   $647,000
(1)  From November 21, 1996 (commencement of initial offering) to
     January 31, 1997.
(2)  Annualized.



                            [Page 6]

                                YIELD INFORMATION
          From time to time, each Fund advertises the yield and effective yield of its Participant Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Participant Shares of the Fund refers to the income generated by an investment in Participant Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Participant Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Participant Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
          As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management
(collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.
          Yield information is useful in reviewing the performance of a Fund's Participant Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, IBC's Rated Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                             DESCRIPTION OF THE FUNDS
GENERAL
          WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF A FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law. INVESTMENT OBJECTIVE
          The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
          Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.
          In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax

                            [Page 7]
Exempt Fund may purchase are Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc., and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.
          Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.
DREYFUS CASH MANAGEMENT _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix _ Certain Portfolio Securities."
DREYFUS CASH MANAGEMENT PLUS _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.
DREYFUS GOVERNMENT CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities." In addition, the
Fund may lend portfolio securities. See "Appendix_Investment Techniques_Lending Portfolio Securities."
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT _ The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix _ Investment Techniques _ Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.
DREYFUS TREASURY CASH MANAGEMENT _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix_Certain Portfolio Securities."
DREYFUS TREASURY PRIME CASH MANAGEMENT _ The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix_Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS _ The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."
          From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.

                            [Page 8]
          From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."
DREYFUS TAX EXEMPT CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks_Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix_Certain Portfolio Securities." INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each of these Funds, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.
As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus
                            [Page 9]
          Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.
NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


                           MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary
                            [Page 10]
of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon
Bank Corporation ("Mellon"). As of April 30, 1998, The Dreyfus Corporation managed or administered approximately $108 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $328 billion in assets as of March 31, 1998, including approximately $113 billion in proprietary mutual fund assets. As of March 31, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.666 trillion in assets, including approximately $67 billion in mutual fund assets.



          For the fiscal year ended January 31, 1998, each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


          As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").
                                 How to Buy Shares
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Participant Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
          The minimum initial investment to purchase Participant Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied
                            [Page 11]
by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Participant Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
          Participant Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
          Participant Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to each Fund except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.
          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.

                            [Page 12]
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.
                             SHAREHOLDER SERVICES
FUND EXCHANGES _ An investor may purchase, in exchange for Participant
Shares of a Fund, Participant Shares of any other Fund. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.
          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
          An investor who wishes to redeem Participant Shares and purchase shares of another class of a Fund should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Participant Shares of a Fund, in Participant Shares of any other Fund, if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                                 HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Participant Shares at any time and the shares will be redeemed at the next determined net asset value.


         None of the Funds imposes a charge when Participant Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Participant Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in
                            [Page 13]
Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT _ If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
PROCEDURES
          Investors may redeem Participant Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.
          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Participant Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Participant Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Participant Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES _ Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Participant Shares in this manner.
                                  SERVICE PLAN


          Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Participant Shares. Under each Service Plan, the Fund
(a) reimburses the Distributor for distributing Participant Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Participant Shares and for providing certain services relating to shareholder accounts for Participant Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Participant Shares a consolidated statement, checkwriting privileges, automated teller machine access, and bill paying services. The amount paid under the Service Plan for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and at no time will such amount exceed the maximum amount permitted to be paid under the NASD Conduct Rules as a service fee. The fees payable under the Service Plan are payable without regard to actual expenses incurred.




                            [Page 14]
                          DIVIDENDS, DISTRIBUTIONS AND TAXES
        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Participant Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Participant Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Participant Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Participant Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.
          Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.
          Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code

                            [Page 15]
provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
          Federal regulations generally require each Fund to withhold
("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
          Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998, as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                            GENERAL INFORMATION
        Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end, management investment company. Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management.
                            [Page 16]
Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986 and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.




        Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.
        Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Participant Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board Members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board Member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board Members if, at any time, less than a majority of the Board Members then holding office have been elected by shareholders. DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS _ The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares _ Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.
ALL FUNDS _ The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Participant Shares should call such institution directly.
          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                            [Page 17]
                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% (20% as to Dreyfus Government Cash Management) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment.


CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) _ Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.
                            [Page 18]
These securities bear fixed, floating or variable rates of interest.
While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) _ Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds _ Investment Considerations and Risks _ Foreign Securities."
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) _ Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).
FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds,
                            [Page 19]
revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.
Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _
Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.
TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) _ To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment
                            [Page 20]
Objective and Management Policies _ Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of the Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.
ILLIQUID SECURITIES _ Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                            [Page 21]
[This Page Intentionally Left Blank]

                            [Page 22]
Copy Rights 1998 Dreyfus Service Corporation                      CMGT/p0698par


Prospectus
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Government Cash Management
Dreyfus Government Prime
Cash Management
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal
Cash Management
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management
Participant Shares
Dreyfus



______________________________________________________________________________
COMBINED PROSPECTUS                                              JUNE 1, 1998
                          DREYFUS CASH MANAGEMENT PLUS, INC.
                       DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
                        DREYFUS TREASURY PRIME CASH MANAGEMENT
                                 PARTICIPANT SHARES


______________________________________________________________________________
        DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH
AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
        EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY
BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL
OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY
INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS
MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES
OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING PARTICIPANT SHARES. PARTICIPANT SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940.
INVESTORS CAN INVEST, REINVEST OR REDEEM PARTICIPANT SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS
AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER THREE INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        A STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________



                                            TABLE OF CONTENTS
                                                                Page
 Annual Fund Operating Expenses................................  3
 Condensed Financial Information...............................  4
 Yield Information.............................................  5
 Description of the Funds......................................  5
 Management of the Funds.......................................  7
 How to Buy Shares.............................................  7
 Shareholder Services..........................................  9
 How to Redeem Shares..........................................  9
 Service Plan.................................................. 10
 Dividends, Distributions and Taxes............................ 10
 General Information........................................... 12
 Appendix...................................................... 14




                                  [Page 2]

                                                        ANNUAL FUND OPERATING EXPENSES
                                                 (as a percentage of average daily net assets)

                                                                                                          PARTICIPANT
                                                                                                             SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .40%
    Total Fund Operating Expenses..............................................                              .60%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                           PARTICIPANT
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 6
                                  3 YEARS......................................                                $19
                                  5 YEARS .....................................                                $33
                                  10 YEARS.....................................                                $75

______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
          The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Participant Shares, the payment of which will reduce investors' annual return. As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Long-term investors in Participant Shares could pay more in Rule 12b-1 fees than the economic equivalent of paying a front-end sales charge. Institutions and certain Service Agents (as defined below) effecting transactions in Participant Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                                  [Page 3]
                       CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund, accompany the Statement of Additional Information, available upon request.


                                FINANCIAL HIGHLIGHTS
        Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for a Participant Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.


                                                                                              DREYFUS CASH MANAGEMENT PLUS
                                                                                      ___________________________________________
                                                                                         Period Ended              Year Ended
                                                                                      January 31, 1997(1)        January 31, 1998
                                                                                      ____________________      _________-_______
PER SHARE DATA:
Net asset value, beginning of period.............................................            $1.00                    $1.00
                                                                                             __-__                    __-__
    INVESTMENT OPERATIONS:
Investment income-net............................................................             .010                     .051
                                                                                             __-__                    __-__
    DISTRIBUTIONS:
Dividends from investment income-net.............................................            (.010)                   (.051)
                                                                                             __-__                    __-__
Net asset value, end of period...................................................            $1.00                    $1.00
                                                                                             =====                    =====
TOTAL INVESTMENT RETURN..........................................................             4.92%(2)                 5.22%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................              .60%(2)                  .60%
Ratio of net investment income to average net assets.............................             4.78%(2)                 5.21%
Net Assets, end of period (000's omitted)........................................             $472                  $15,384
_____________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.





                                                                                          DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                                      ___________________________________________
                                                                                         Period Ended              Year Ended
                                                                                      January 31, 1997(1)        January 31, 1998
                                                                                      ____________________      _________-_______
PER SHARE DATA:
Net asset value, beginning of period.............................................            $1.00                    $1.00
                                                                                             __-__                    __-__
    INVESTMENT OPERATIONS:
Investment income-net............................................................             .009                     .048
                                                                                             __-__                    __-__
    DISTRIBUTIONS:
Dividends from investment income-net.............................................            (.009)                   (.048)
                                                                                             __-__                    __-__
Net asset value, end of period...................................................            $1.00                    $1.00
                                                                                             =====                    =====
TOTAL INVESTMENT RETURN..........................................................             4.66%(2)                 4.88%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................              .60%(2)                  .60%
Ratio of net investment income to average net assets.............................             4.70%(2)                 4.79%
Net Assets, end of period........................................................             $100             $110,302,000
_____________
(1)  From November 21, 1996 (commencement of initial offering) to January
     31, 1997.
(2)  Annualized.



                                  [Page 4]
                               YIELD INFORMATION
          From time to time, each Fund advertises the yield and effective yield of its Participant Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Participant Shares of the Fund refers to the income generated by an investment in Participant Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Participant Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Participant Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
          Yield information is useful in reviewing the performance of a Fund's Participant Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                           DESCRIPTION OF THE FUNDS
GENERAL
          WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF A FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law. INVESTMENT OBJECTIVE
          The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
          Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.
          In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management Plus, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management Plus may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc., and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.
DREYFUS CASH MANAGEMENT PLUS _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time

                                  [Page 5]
deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT _ The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix _ Investment Techniques _ Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.
DREYFUS TREASURY PRIME CASH MANAGEMENT _ The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix_Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government, or any other type of money market instrument or security.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
BANK SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ To the extent the Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affec t the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.
FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may invest in securities issued by London branches of domestic banks, by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and may invest in commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



                                  [Page 6]
                            MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of April 30, 1998, The Dreyfus Corporation managed or administered approximately $108 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $328 billion in assets as of March 31, 1998, including approximately $113 billion in proprietary mutual fund assets. As of March 31, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.666 trillion in assets, including approximately $67 billion in mutual fund assets.


          For the fiscal year ended January 31, 1998, each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


          As to each Fund's Participant Shares, unless The Dreyfus
Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the an nual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian"). How to Buy Shares
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Participant Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.


                                  [Page 7]
          The minimum initial investment to purchase Participant Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund, or any class of shares of Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management (collectively, the "Cash Management Funds"), or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Participant Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
          Participant Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
          Participant Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        Each Fund's net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business.
          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to Dreyfus Cash Management Plus only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.
          As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.
          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

                                  [Page 8]
                             SHAREHOLDER SERVICES
FUND EXCHANGES _ An investor may purchase, in exchange for Participant
Shares of a Fund, Participant Shares of any other Fund, or any other Cash Management Fund, which have different investment objectives and management policies that may be of interest to shareholders. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.
          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
          An investor who wishes to redeem Participant Shares and purchase shares of another class of a Fund, or of any class of a Cash Management Fund (which are not offered by this Prospectus), should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant fund and share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Participant Shares of a Fund, in Participant Shares of any other Fund or Cash Management Fund (which are not offered by this Prospectus), if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                              HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Participant Shares at any time and the shares will be redeemed at the next determined net asset value.


          None of the Funds imposes a charge when Participant Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Participant Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.
PROCEDURES
          Investors may redeem Participant Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.
          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably
                                  [Page 9]
believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Participant Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Participant Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Participant Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES _ Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Participant Shares in this manner.
                                   SERVICE PLAN


          Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Participant Shares. Under each Service Plan, the Fund
(a) reimburses the Distributor for distributing Participant Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Participant Shares and for providing certain services relating to shareholder accounts for Participant Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Participant Shares a consolidated statement, checkwriting privileges, automated teller machine access, and bill paying services. The amount paid under the Service Plan for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and at no time will such amount exceed the maximum amount permitted to be paid under the NASD Conduct Rules as a service fee. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Participant Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Participant Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Participant Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Participant Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and
                                  [Page 10]
in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.
          Dividends paid by each Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
          Dividends paid by Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by each Fund may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These dollar amounts will vary depending on the size, and length of time, of the investor's investment in the Fund.
          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
          Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

                                  [Page 11]
          Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998, as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                             GENERAL INFORMATION
        Dreyfus Government Prime Cash Management is a separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate investment company. The Company was incorporated under Maryland law on February 1, 1984, and commenced operations in March 1985. On May 22, 1987, the Company was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management. Dreyfus Treasury Prime Cash Management was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust and commenced operations on December 27, 1988. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.




        Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.
        Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Participant Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board Members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board Member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board Members if, at any time, less than a majority of the Board Members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.
ALL FUNDS _ The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Participant Shares should call such institution directly.
          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event,
                                  [Page 12]
changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                                  [Page 13]
                                    APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY _ Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.


LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment. CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES _ Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.


U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT PLUS AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) _ Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the

                                  [Page 14]
value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds _ Investment Considerations and Risks _ Foreign Securities."
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT PLUS) _ Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).
FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) _ The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
ILLIQUID SECURITIES _ Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.

                                  [Page 15]
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  [Page 16]
[This Page Intentionally Left Blank]

                                  [Page 17]
[This Page Intentionally Left Blank]

                                  [Page 18]
Copy Rights 1998 Dreyfus Service Corporation        RB/CMGTP0698


                                  [Page 19]

Prospectus

Dreyfus Cash Management Plus, Inc.
Dreyfus Government Prime Cash Management
Dreyfus Treasury Prime Cash Management
Participant Shares
Dreyfus





                           DREYFUS CASH MANAGEMENT
                     DREYFUS CASH MANAGEMENT PLUS, INC.
                     DREYFUS GOVERNMENT CASH MANAGEMENT
                  DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
                   DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                 DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                     DREYFUS TAX EXEMPT CASH MANAGEMENT
                      DREYFUS TREASURY CASH MANAGEMENT
                   DREYFUS TREASURY PRIME CASH MANAGEMENT
                               COMBINED PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                JUNE 1, 1998
    (FOR INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                             PARTICIPANT SHARES)


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for each class of shares of each Fund listed above (each, a "Fund"), each dated June 1, 1998, as each may be revised from time to time. Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"),
an open-end, management investment company.   Each other Fund is a separate
open-end, management investment company. To obtain a copy of the Prospectus for a class of shares of a Fund, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:


           Outside New York State -- Call Toll Free 1-800-346-3621
                  In New York State -- Call 1-718-895-1650

     Individuals or entities for whom institutions may purchase or redeem Fund shares may write to a Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of a Fund Prospectus.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate investment portfolio, each with operations and results which are unrelated to those of each other Fund. This combined Statement of Additional Information has been provided for investors' convenience to provide investors the opportunity to consider nine investment choices in one document.





                              TABLE OF CONTENTS


                                                            Page

Investment Objective and Management Policies ...............B-3
Management of the Funds ....................................B-20
Management Agreements ......................................B-25
How to Buy Shares ..........................................B-28
Service Plans ..............................................B-29
Shareholder Services Plans .................................B-31
How to Redeem Shares .......................................B-31
Determination of Net Asset Value ...........................B-32
Shareholder Services .......................................B-34
Dividends, Distributions and Taxes .........................B-35
Portfolio Transactions .....................................B-35
Yield Information ..........................................B-36
Information About the Funds ................................B-39
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors .........................B-40
Financial Statements and Reports of Independent Auditors ...B-40
Appendix A .................................................B-41
Appendix B .................................................B-43
Appendix C .................................................B-47
Appendix D .................................................B-61


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections of each Prospectus entitled "Description of the Funds" and "Appendix."

Portfolio Securities

     U.S. Government Securities. (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Government Prime Cash Management) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Bank Securities.  (Dreyfus Cash Management and Dreyfus Cash Management
Plus) Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Each Fund may invest in time deposits and certificates of deposit ("CDs") issued by domestic banks having total assets in excess of $1 billion or by London branches of such domestic banks, and with respect to Dreyfus Cash Management Plus only, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. Each Fund also is authorized to purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.
     Repurchase Agreements. (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Treasury Cash Management) In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each of these Funds will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.


     Municipal Obligations. (Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (the "Tax Exempt Funds")) The average distribution of investments (at value) in Municipal Obligations by ratings as of January 31, 1998, computed on a monthly basis, were as follows:


                                                                Percentage of Value
                                                                --------------------
                                                            Dreyfus
                                                            Municipal
Fitch IBCA,      Moody's Investors       Standard & Poor's   Cash         Dreyfus         Dreyfus New York
Inc.            Service, Inc.            Ratings Group      Management    Tax Exempt      Municipal
("Fitch")   or  ("Moody's")          or     ("S&P")         Plus          Cash Management Cash Management
----------      ------------------      ------------------- ----------    -------------------------------

F-1+/F-1       VMIG 1/MIG 1,               SP-1+/SP-1,         97.3%        94.8%            94.2%
               P-1                         A-1+/1-A
F-2            VMIG 2/MIG 2, P2            SP-2, A2              .2%        1.7%               -
AAA/AA         Aaa/Aa                      AAA/AA                 -         1.6%              .2%
Not Rated      Not Rated                   Not Rated            2.5%*       1.9%*            5.6% *
                                                               -------      ------         ------
                                                                 100.0%     100.0%         100.0%

_______________________________
     Included in the Not Rated category are securities comprising 2.5%, 1.9% and
5.6% of the market value of Dreyfus Municipal Cash Management Plus, Dreyfus Tax
Exempt Cash Management, and Dreyfus New York Municipal Cash Management,
respectively, which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP-1+/SP-1 rating categories.

     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee and the fees paid under each Fund's Service Plan with respect to Administrative Shares, Investor Shares and Participant Shares, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Tax Exempt Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the municipal lease within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, no Fund will invest more than 10% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

     Ratings of Municipal Obligations. (Tax Exempt Funds) If, subsequent to its purchase by a Tax Exempt Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

     To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, each Tax Exempt Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Funds' Combined Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

     Taxable Investments. (Tax Exempt Funds) The taxable investments in which Tax Exempt Funds may invest include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and repurchase agreements. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. See also "U.S. Government Securities," "Bank Securities," and "Repurchase Agreements" above. The bank obligations which may be purchased by the Tax Exempt Funds include those issued by other foreign branches of domestic banks in addition to London branches.

     Illiquid Securities. (All Funds) Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

Management Policies

     Lending Portfolio Securities. (Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Government Prime Cash Management)
In connection with its securities lending practices, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Reverse Repurchase Agreements. (Dreyfus Cash Management Plus) To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund, and pursuant to the 1940 Act, the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


     Forward Commitments.  (Dreyfus Cash Management Plus and each Tax Exempt
Fund) Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis. Securities purchased in this manner are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks

     Investing in New York Municipal Obligations. (Dreyfus New York Municipal Cash Management) Each investor should consider carefully the special risks inherent in investing in New York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that New York will not face substantial potential budget gaps in future years. Investors should review "Appendix C" which more fully sets forth these and other risk factors.

Investment Restrictions

     Dreyfus Cash Management. Dreyfus Cash Management has adopted investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.
     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

     8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     9. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     10.  Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Cash Management Plus Dreyfus Cash Management Plus has adopted investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management Plus may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

     2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund's Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     10.  Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *


     Dreyfus Government Cash Management. Dreyfus Government Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. Dreyfus Government Cash Management may not:


     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.  Sell securities short or purchase securities on margin.

     4.  Write or purchase put or call options or combinations thereof.

     5.  Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus. However, the Fund may lend securities to brokers, dealers or other institutional investors, but only when the borrower deposits collateral consisting of cash or U.S. Treasury securities with the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made, if, as a result, the aggregate value of the securities loaned exceeds 20% of the value of the Fund's total assets.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9.  Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Government Prime Cash Management. Dreyfus Government Prime Cash Management has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 7 through 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Government Prime Cash Management may not:

     1. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowings to up to 33-1/3% of the value of the Fund's total assets.

     2.   Purchase securities on margin.

     3. Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     4. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that deal in real estate.

     5. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made in accordance with guidelines established by the Securities and Exchange Commission and the Fund's Board.

     6. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities.

     7. Purchase common stocks, preferred stocks, warrants or other equity securities.

     8. Write or purchase put or call options or combinations thereof, except that the Fund may purchase and sell "obligations with puts attached" in accordance with its stated investment policies.

     9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     10.  Enter into repurchase agreements.

     11. Purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Treasury Cash Management. Dreyfus Treasury Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     6. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

     8.   Invest in companies for the purpose of exercising control.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Treasury Prime Cash Management.   Dreyfus Treasury Prime Cash
Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Prime Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued and guaranteed by the U.S. Government.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Municipal Cash Management Plus. Dreyfus Municipal Cash Management Plus has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Municipal Cash Management Plus may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     9. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restrictions numbered 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction number 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                   * * * *

     Dreyfus Tax Exempt Cash Management. Dreyfus Tax Exempt Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Tax Exempt Cash Management may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.
     6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     7. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Purchase more than 10% of the voting securities of any issuer (this restriction applies only with respect to 75% of the Fund's assets) or invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restrictions numbered 1, 5 and 11, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction number 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                   * * * *

     Dreyfus New York Municipal Cash Management. Dreyfus New York Municipal Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus New York Municipal Cash Management may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.
     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restrictions numbered 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction number 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                   * * * *

     All Funds. If a percentage restriction is adhered to at the time of investment by a Fund, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that Fund's restriction.

     Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUNDS

     Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Funds


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board). The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative, and risk management services for health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc., a provider of outsourcing functions to small and medium size businesses, and Career Blazers, Inc. (formerly, Staffing Resources), a temporary placement firm. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer, of the Manager, and Executive Vice
       President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Funds' distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
       Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 through December 31, 1994, Mr. Burke was a consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 62 years old and his address is Box 654, Eastham, Massachusetts 02642.

ISABEL P. DUNST, Board Member. Partner in the law firm of Hogan & Hartson since 1990. From 1986 to 1990, she was Deputy General Counsel of the United States Department of Health and Human Services. Until May 1996, she was a Trustee of the Clients' Security Fund of the District of Columbia Bar and President of Temple Sinai. She is 51 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.

LYLE E. GRAMLEY, Board Member. Consulting economist, since June 1992, and, from 1985 to May 1992, Senior Staff Vice President and Chief Economist, of Mortgage Bankers Association of America. Since February 1993, Mr. Gramley has served as a director of CWM Mortgage Holdings, Inc. and, since February 1996, as a director of NUWave Technologies, Inc. From 1980 to 1985, he was a member of the Board of Governors of the Federal Reserve System. He is 71 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.


WARREN B. RUDMAN, Board Member.  Since January 1993, Partner in the law firm
      Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Rudman also is a director of Prime Succession, Inc., Collins & Aikman Corporation, Chubb Corporation and the Raytheon Company; and a trustee of Boston College. He is also Chairman of the President's Foreign Intelligence Advisory Board and a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. From
      January 1993 to December 1994, Mr. Rudman served as Vice Chairman of the Federal Reserve Bank of Boston. He is 68 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.


     For so long as a Fund's plan described in the sections captioned "Service Plans" or "Shareholder Services Plans" remains in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     Board members of each Fund are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amounts of compensation payable to each Board member by the Company and by each other Fund for the fiscal year ended January 31, 1998 and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, are set forth below.



                                                                               Total Compensation
                                                  Aggregate                    from Funds and
Name of Board                                     Compensation from            Fund Complex
Member and Fund                                   Fund(*)(+)                   paid
                                                                               to Board Member

Joseph S. DiMartino                                                            $597,128  (94)

 Dreyfus Cash Management                           $7,500
 Dreyfus Cash Management Plus, Inc.                $7,500
 Dreyfus Government Cash Management Funds          $8,125
 Dreyfus Treasury Cash Management                  $7,500
 Dreyfus Treasury Prime Cash Management            $7,500
 Dreyfus Municipal Cash Management Plus            $6,875
 Dreyfus Tax Exempt Cash Management                $6,875
 Dreyfus New York Municipal Cash Management        $4,375

                                                                               Total Compensation
                                                   Aggregate                   from Funds and
Name of Board                                      Compensation from           Fund Complex
Member and Fund                                    Fund(*)(+)                  paid
                                                                               to Board Member

David W. Burke                                                                 $239,500  (51)

 Dreyfus Cash Management                           $6,000
 Dreyfus Cash Management Plus, Inc.                $6,000
 Dreyfus Government Cash Management Funds          $6,500
 Dreyfus Treasury Cash Management                  $6,000
 Dreyfus Treasury Prime Cash Management            $6,000
 Dreyfus Municipal Cash Management Plus            $5,500
 Dreyfus Tax Exempt Cash Management                $5,500
 Dreyfus New York Municipal Cash Management        $3,500


                                                                               Total Compensation
                                                   Aggregate                   from Funds and
Name of Board                                      Compensation from           Fund Complex
Member and Fund                                    Fund(*)(+)                  paid
                                                                               to Board Member

Isabel P. Dunst                                                                $45,000  (8)

 Dreyfus Cash Management                           $6,000
 Dreyfus Cash Management Plus, Inc.                $6,000
 Dreyfus Government Cash Management Funds          $6,500
 Dreyfus Treasury Cash Management                  $6,000
 Dreyfus Treasury Prime Cash Management            $6,000
 Dreyfus Municipal Cash Management Plus            $5,500
 Dreyfus Tax Exempt Cash Management                $5,500
 Dreyfus New York Municipal Cash Management        $3,500

                                                                               Total Compensation
                                                   Aggregate                   from Funds and
Name of Board                                      Compensation from           Fund Complex
Member and Fund                                    Fund(*)(+)                  paid
                                                                               to Board Member

Lyle E. Gramley                                                                $45,000 (8)

 Dreyfus Cash Management                           $6,000
 Dreyfus Cash Management Plus, Inc.                $6,000
 Dreyfus Government Cash Management Funds          $6,500
 Dreyfus Treasury Cash Management                  $6,000
 Dreyfus Treasury Prime Cash Management            $6,000
 Dreyfus Municipal Cash Management Plus            $5,500
 Dreyfus Tax Exempt Cash Management                $5,500
 Dreyfus New York Municipal Cash Management        $3,500


                                                                               Total Compensation
                                                   Aggregate                   from Funds and
Name of Board                                      Compensation from           Fund Complex
Member and Fund                                    Fund(*)(+)                  paid
                                                                               to Board Member

Warren B. Rudman                                                               $89,000 (18)


 Dreyfus Cash Management                           $6,000
 Dreyfus Cash Management Plus, Inc.                $6,000
 Dreyfus Government Cash Management (Funds)        $6,500
 Dreyfus Treasury Cash Management                  $6,000
 Dreyfus Treasury Prime Cash Management            $6,000
 Dreyfus Municipal Cash Management Plus            $5,500
 Dreyfus Tax Exempt Cash Management                $5,500
 Dreyfus New York Municipal Cash Management        $3,500


___________________________
(*)  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $637.45 with respect to each Fund.

(+) The aggregate compensation payable to each Board member by each Fund was paid by the Manager. See "Management Agreements."


Officers of the Funds

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston
     Institutional Group, Inc., an officer of other investment companies advised or administered by the Manager. She is 40 years old.


MICHAEL S. PETRUCELLI, Vice President, Assistant Treasurer and Assistant
     Secretary. Senior Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by
     GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a director of GE Investment Services. He is 36 years old.



RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and
     Division Manager for First Data Investor Services Group.  From 1989 to
     1994, he was Vice President, Assistant Treasurer and Tax Director -
     Mutual Funds of The Boston Company, Inc.  He is 42 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From
     September 1989 to July 1994, she was an Assistant Vice President and
     Client Manager for The Boston Company, Inc.  She is 34 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July
     1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From
     April 1993 to January 1995, he was a Senior Fund Accountant for
     Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

CHRISTOPHER J. KELLEY.  Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of Funds Distributor,
     Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March
     1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

KATHLEEN M. MORRISEY.  Vice President and Assistant Secretary.  Vice
     President and Assistant Secretary of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From
     March 1990 to May 1996, she was employed by U.S. Trust Company of New
     York where she held various sales and marketing positions. She is 36 years old.

     The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

     Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on May 12, 1998.


     Set forth in "Appendix D" to this Statement of Additional Information are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Institutional Shares, Administrative Shares, Investor
Shares or Participant Shares outstanding on May 12, 1998.


     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                            MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Management of the Funds."


     The Manager provides management services pursuant to separate
Management Agreements (respectively, the "Agreement") dated August 24, 1994 with each Fund. As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940
Act) of such Fund's outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's
Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Except as to Dreyfus Government
Prime Cash Management, each Agreement was approved by Fund shareholders on August 5, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 20, 1998. With respect to Dreyfus Government Prime Cash Management, the Agreement was approved by Fund shareholders on February 27, 1998, and was approved by the Fund's Board at a meeting held on January 30, 1998. As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's
Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



     The following persons are officers and/or directors of the Manager: W.
Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief
Executive Officer, Chief Operating Officer and a director; Stephen E.
Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S.
Kash, Vice Chairman--Distribution and a director; Ronald P. O'Hanley III,
Vice Chairman; J. David Officer, Vice Chairman; William T. Sandalls, Jr.,
Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice
President, General Counsel and Secretary; Patrice M. Kozlowski, Vice
President--Corporate Communications; Mary Beth Leibig, Vice President--Human
Resources; Jeffrey N. Nachman,, Vice President - Mutual Fund Accounting,
Andrew S. Wasser, Vice President--Information Systems; William V. Healey,
Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V.
Cahouet, and Richard F. Syron, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's
Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of Dreyfus Cash
Management, Dreyfus Cash Management Plus, Dreyfus Government Cash
Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash
Management, and Dreyfus Treasury Prime Cash Management (collectively, the
"Taxable Funds") are Bernard Kiernan, Patricia A. Larkin, and Thomas
Riordan.  The portfolio managers of Tax Exempt Funds are Joseph P. Darcy, A.
Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J.
Moynihan, Michael Petty, Jill C. Shaffro, Samuel J. Weinstock, and Monica S.
Weiboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each Fund to the Manager for each Fund's last three fiscal years and, with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management,
Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management and Dreyfus New York Municipal Cash Management*, for the stated period ended
January 31, 1998 (no information is provided for Dreyfus Government Prime
Cash Management, which has not completed its first fiscal year):


                                      Fiscal Year Ended January 31,
                                   1998      1997           1996
Dreyfus Cash Management      $  7,570,522    $6,271,157     $5,179,993

Dreyfus Government Cash
    Management               $10,665,030     $10,873,643    $8,865,414

Dreyfus Tax Exempt Cash
    Management               $3,136,936      $2,873,913     $2,960,202


                        Fiscal Year         Four Month
                        Ended               Period Ended        Fiscal Year Ended September 30,
                        January 31, 1998    January 31, 1997    1996           1995

Dreyfus Cash
    Management
    Plus*               $14,788,809         $4,417,546          $11,722,426    $8,013,464


                        Fiscal Year         Eleven Month
                        Ended               Period Ended        Fiscal Year Ended February 28/29,
                        January 31, 1998    January 31, 1997    1996           1995
Dreyfus Treasury
    Prime Cash
    Management*         $6,765,077          $6,363,231    $6,907,593           $7,620,458


                        Fiscal Year         Six Month
                        Ended               Period Ended        Fiscal Year Ended
July 31,
                        January 31, 1998    January 31, 1997    1996           1995
Dreyfus Treasury Cash
    Management*         $6,593,106          $2,984,786          $5,232,465     $3,914,096

Dreyfus New York
    Municipal Cash
    Management*         $    347,831        $    150,092        $   210,603    $ 17,769


                        Fiscal Year         One Month
                        Ended               Period Ended        Fiscal Year Ended
December 31,
                        January 31, 1998    January 31, 1997    1996           1995
Dreyfus Municipal
    Cash Management
    Plus*               $    403,000        $      32,580       $    459,763   $ 461,349


* Dreyfus Cash Management Plus changed its fiscal year end from September 30 to January 31. Dreyfus Treasury Cash Management and Dreyfus New York Municipal Cash Management each changed their fiscal year end from July 31 to January 31. Dreyfus Municipal Cash Management Plus changed its fiscal year end from December 31 to January 31, and Dreyfus Treasury Prime Cash Management changed its fiscal year end from the last day of February to January 31.


     As to each Fund, unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Administrative Shares, Investor Shares and Participant Shares, payments made pursuant to the Fund's Service Plan with respect to each such class of shares at the annual rate set forth in the Service Plan. See "Service Plans."


     In addition, each Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                              HOW TO BUY SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Using Federal Funds. Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds, and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and an order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Fund's Custodian.

                                SERVICE PLANS
                 (ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                          PARTICIPANT SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in each Prospectus for Administrative Shares, Investor Shares or Participant Shares, respectively, entitled "Service Plan."


     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board has adopted a separate plan (the "Service Plan") with respect to each Fund's Administrative Shares, Investor Shares and Participant Shares pursuant to which the Fund reimburses the Distributor for distributing such classes of shares and pays the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing and for providing certain services to shareholders of the respective class of shares. Under the Service Plan, as to each relevant class, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. The Board believes that there is a reasonable likelihood that each Fund's Service Plan will benefit such Fund and the holders of its Administrative Shares, Investor Shares and Participant Shares.


     A quarterly report of the amounts expended under each Service Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Service Plan provides that it may not be amended to increase materially the costs which holders of Administrative Shares, Investor Shares, or Participant Shares may bear pursuant to the Service Plan without the approval of the holders of such class of shares and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Service Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Service Plan. Board members of each Fund other than Dreyfus Government Prime Cash Management last so approved the Fund's Service Plan at a meeting held on May 20, 1998. As to Dreyfus Government Prime Cash Management, Board members approved the Service Plan on January 30, 1998. Each Service Plan may be terminated at any time as to a class of shares by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of such class of shares.


     Set forth below are the total amounts paid by each Fund pursuant to its Service Plan to (i) the Distributor as reimbursement for distributing Administrative Shares, Investor Shares, and Participant Shares ("Distributor Payments") and (ii) Dreyfus for advertising and marketing and for providing services to holders of such classes of shares ("Dreyfus Payments"), for the fiscal year ended January 31, 1998 (no information is provided for Dreyfus Government Prime Cash Management, which has not completed its first fiscal year):


                            Total Amount
Name of Fund                Paid Pursuant to
and Share Class             Service Plan           Distributor Payments     Dreyfus Payments

                            Fiscal Year Ended      Fiscal Year Ended        Fiscal Year Ended
                            January 31, 1998       January 31, 1998         January 31, 1998


Dreyfus Cash
Management
   Administrative Shares    $    5,470             $  5,457                 $     13
   Investor Shares          $1,247,740             $419,803                 $827,937
   Participant Shares       $   45,213             $ 42,272                 $  2,941

Dreyfus Cash
Management Plus
   Administrative Shares    $   38,235             $   38,235               $    -
   Investor Shares          $1,975,540             $1,922,931               $52,609
   Participant Shares       $   29,739             $   29,739               $  -

Dreyfus Government
Cash Management
   Administrative Shares    $    86,375            $ 86,375                 $ -
   Investor Shares          $1,542,562             $931,975                 $610,587
   Participant Shares       $    61,686            $ 49,106                 $ 12,580

Dreyfus Treasury
Cash Management
   Administrative Shares    $  -                   $ -                      $  -
   Investor Shares          $1,177,870             $721,211                 $456,659
   Participant Shares       $   147,357            $126,216                 $ 21,141

Dreyfus Treasury Prime
Cash Management
Administrative Shares       $  1,741               $   1,741                $ -
   Investor Shares          $793,090               $793,090                 $ -
   Participant Shares       $185,230               $185,230                 $ -

Dreyfus Tax Exempt
Cash Management
   Administrative Shares    $    345               $     345                $  -
   Investor Shares          $320,042               $242,986                 $ 77,056
   Participant Shares       $  90,120              $  90,120                $ -

Dreyfus Municipal
Cash Management Plus
   Administrative Shares      $  -                 $ -                      $  -
   Investor Shares          $110,912               $108,988                 $ 1,924
   Participant Shares       $  11,767              $   9,377                $ 2,390

Dreyfus New York
Municipal Cash
Management
   Administrative Shares      $  -                 $ -                      $  -
   Investor Shares          $ 32,792               $ 17,246                 $ 15,546
   Participant Shares       $   2,669              $  2,664                 $      5




                         SHAREHOLDER SERVICES PLANS
                         (INSTITUTIONAL SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the Prospectus for Institutional Shares entitled "Shareholder Services Plan."

     Each Fund, as to its Institutional Shares only, has adopted a separate Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under each Plan and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Board members of such Fund cast in person at a meeting called for the purpose of voting on the Plan. Board members of each Fund, other than Dreyfus Government Prime Cash Management, last so approved the Fund's Plan at a meeting held on December 10, 1997. As to Dreyfus Government Prime Cash Management, the Board members approved the Plan on January 30, 1998. Each Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     The total amounts payable by each Fund pursuant to its Plan with respect to Institutional Shares for its most recent fiscal year (except as to Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) were borne by the Manager pursuant to an agreement in effect. See "Management Agreements."


                            HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Redeem Shares."

     Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                   Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     Redemption Commitment. Each Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed with respect to any Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Fund's Board. With respect to the Tax Exempt Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values these Funds' investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider promptly what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The New York Stock Exchange also is closed on Good Friday.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of one class of a Fund may be exchanged for shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). To request an exchange, exchange instructions must be given in writing or by telephone. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

     An investor who wishes to redeem shares of one class of shares and purchase shares of another class of shares of a fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed on the cover page of this Statement of Additional Information, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of one class of a Fund, shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares in certificate form are not eligible for this Privilege.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.

     Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the Government National Mortgage Association or the Federal National Mortgager Association, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, as applicable, investors will be provided with the percentage of any dividends
paid that may qualify for such tax-free treatment.   Investors should then
consult with their tax advisers with respect to the application of state and local laws to these distributions.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by any Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

     Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                              YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Yield Information."


     For the seven-day period ended January 31, 1998, the yield and effective yield for Institutional Shares, Administrative Shares, Investor Shares, and Participant Shares of each Fund were as follows (no information is provided for Dreyfus Government Prime Cash Management, which has not completed its first fiscal year):

Name of Fund and Class                  Yield               Effective Yield

Dreyfus Cash Management

     Institutional Shares                    5.51%               5.66%
     Administrative Shares                   5.41%               5.56%
     Investor Shares                         5.27%               5.41%
     Participant Shares                      5.12%               5.25%

Dreyfus Cash Management Plus
     Institutional Shares                    5.55%               5.70%
     Administrative Shares                   5.44%               5.59%
     Investor Shares                         5.28%               5.42%
     Participant Shares                      5.13%               5.26%

Dreyfus Government Cash Management
     Institutional Shares                    5.47%               5.62%
     Administrative Shares                   5.36%               5.50%
     Investor Shares                         5.23%               5.37%
     Participant Shares                      5.08%               5.21%

Dreyfus Treasury Cash Management
     Institutional Shares                    5.29%               5.43%
     Administrative Shares                   5.19%               5.33%
     Investor Shares                         5.05%               5.18%
     Participant Shares                      4.88%               5.00%

Dreyfus Treasury Prime Cash Management
     Institutional Shares                    5.22%               5.36%
     Administrative Shares                   5.14%               5.27%
     Investor Shares                         4.97%               5.09%
     Participant Shares                      4.83%               4.95%

Dreyfus Municipal Cash Management Plus
     Institutional Shares                    3.50%               3.56%
     Administrative Shares                   3.40%               3.46%
     Investor Shares                         3.26%               3.31%
     Participant Shares                      3.11%               3.16%

Dreyfus Tax Exempt Cash Management
     Institutional Shares                    3.39%               3.45%
     Administrative Shares                   3.29%               3.34%
     Investor Shares                         3.14%               3.19%
     Participant Shares                      2.99%               3.03%

Dreyfus New York Municipal Cash Management
     Institutional Shares                    3.38%               3.44%
     Administrative Shares                   3.28%               3.33%
     Investor Shares                         3.13%               3.18%
     Participant Shares                      2.98%               3.02%



     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Both yield figures take into account any applicable distribution and service fees. As a result, at any given time, the performance of Administrative Shares, Investor Shares and Participant Shares should be expected to be lower than that of Institutional Shares, the performance of Investor Shares and Participant Shares should be expected to be lower than that of Administrative Shares and the performance of Participant Shares should be expected to be lower than that of Investor Shares.


     As to the Tax Exempt Funds, tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. Based upon a 1998 Federal income tax rate of 39.60%, the tax equivalent yield for the 7-day period ended January 31, 1998 for Institutional Shares, Administrative Shares, Investor Shares and Participant Shares of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management was as follows:


Name of Fund and Class                       Tax Equivalent Yield

Dreyfus Municipal Cash Management Plus
     Institutional Shares                         5.79%
     Administrative Shares                        5.63%
     Investor Shares                              5.40%
     Participant Shares                           5.15%

Dreyfus Tax Exempt Cash Management
     Institutional Shares                         5.61%
     Administrative Shares                        5.45%
     Investor Shares                              5.20%
     Participant Shares                           4.95%



     Based upon a combined 1998 Federal, New York State, and New York City personal income tax rate of 46.43%, the tax equivalent yield for the seven-day period ended January 31, 1998 for Dreyfus New York Municipal Cash Management was as follows:

Dreyfus New York Municipal Cash Management
     Institutional Shares                         6.31%
     Administrative Shares                        6.12%
     Investor Shares                              5.84%
     Participant Shares                           5.56%


     The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management represent the application of the highest Federal marginal personal income tax rate currently in effect. The tax equivalent figures, however, do not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus represent the application of the highest Federal, New York State and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% rate has been used, and for New York State and New York City personal income tax purposes, the rates of 7.875% and 4.46%, respectively, have been used. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     From time to time, each Tax Exempt Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

     From time to time, advertising materials for a Fund may refer to or discuss then-current or past economic conditions, developments and/or events, or actual or proposed tax legislation. From time to time, advertising materials for a Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for a Fund also may discuss the availability and benefits of offering the Funds as investment vehicles for commercial sweep accounts, and may discuss statistics, data, and industry trends in this regard.

                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.


     Under Massachusetts law, shareholders of a Fund (other than Dreyfus Cash Management Plus, which is a Maryland Corporation) could, under certain circumstances, be held liable for the obligations of the Fund. However, each Funds' Agreement and Declaration of Trust (each, a "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.


     Each Fund sends annual and semi-annual financial statements to all its shareholders.

     In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into over a one trillion dollar industry.


     Each Fund is a member of the Dreyfus Family of Cash Management Funds, which are designed to meet the needs of an array of institutional investors. As of May 4, 1998, the total net assets of all of the funds composing the Dreyfus Family of Cash Management Funds amounted to approximately $27.5 billion.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a separate Transfer Agency Agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The fees payable to the Transfer Agent by each Fund are borne directly by the Manager pursuant to an agreement in effect. See "Management Agreements."


     The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's custodian. The Bank of New York has no part in determining the investment policies of any Fund or which securities are to be purchased or sold by a Fund.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.

          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS


     The financial statements and reports of independent auditors with respect to the Funds, for the fiscal year ended January 31, 1998, are incorporated by reference into this Statement of Additional Information dated June 1, 1998. When requesting a copy of this Statement of Additional Information, you will receive the annual report(s), as applicable, for the Fund(s) in which you are a shareholder. No reports are available for Dreyfus Government Prime Cash Management because the Fund has not completed its first reporting period.


                                 APPENDIX A
                          (DREYFUS CASH MANAGEMENT
                                     AND
                     DREYFUS CASH MANAGEMENT PLUS, INC.)

     Descriptions of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), and Thomson BankWatch, Inc. ("BankWatch").

Commercial Paper Ratings and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     The rating Fitch-1 (Highest Credit Quality) is the highest commercial paper rating assigned by Fitch and indicates the strongest capacity for timely payment of financial commitments.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

     In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through F. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.



Bond Ratings and Long-Term Ratings

     Bonds rated AAA are considered by S&P to be the highest grade obligation and possess an extremely strong capacity to pay principal and interest.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

     Bonds rated AAA by Fitch are judged by Fitch to be of the highest credit quality. The AAA rating by Fitch denotes the lowest expectation of credit risk. The AAA rating is assigned by Fitch only in case of exceptionally strong capacity for timely payment of financial commitments; the capacity is highly unlikely to be adversely affected by foreseeable events.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

     Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.
                                 APPENDIX B
                             (TAX EXEMPT FUNDS)


     Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                     AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

Municipal Note Ratings

                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.
                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.
                           APPENDIX C
                (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT)

                 INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

   RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year on April 1. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1997-98 fiscal year.

     After adjustments for comparability between fiscal years, the adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2% over 1996-97 levels. The average annual growth rate over the last three fiscal years has been 1.2%. Adjusted State Funds (excluding Federal grants) disbursements are projected to increase by 5.4% from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0% over the prior fiscal year, after adjustments for comparability.

     The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by State Division of the Budget ("DOB") to be $270 million, or 0.7% of total General Fund receipts.

     The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

     The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

     The major factor affecting the General Fund GAAP-basis results for 1996-97 and the projections for 1997-98 is the 1996-97 cash-basis surplus, which helped produce a GAAP-basis surplus in the 1996-97 fiscal year of $1.93 billion. The use of this cash-basis surplus to fund liabilities in the 1997-98 fiscal year, offset by the $494 million change in the projected 1997-98 cash-basis fund balance, is the primary reason for the projected 1997-98 GAAP-basis deficit of $959 million. This represents an increase of $191 million from the prior projection, issued in January 1997 as part of the 1997-98 Executive Budget. The new projection reflects the impact of legislative changes to the Executive Budget, and the increase in the 1996-97 cash-basis surplus since that time. Across the two fiscal years, the General Fund accumulated deficit is projected to be reduced by $974 million to $1.95 billion.

     For 1997-98, total revenues in the General Fund are projected at $33.37 billion, total expenditures are projected at $34.66 billion, and net operating sources and uses are projected to contribute $331 million. For all governmental funds, total revenues are projected at $67.48 billion, total expenditures are projected at $68.24 billion, and financing uses are projected to exceed financing sources by $220 million. The all governmental funds GAAP-basis Financial Plan projections show a deficiency of revenues and other financing sources over expenditures and other financing uses of $979 million, after a reported 1996-97 all funds surplus of $2.1 billion

     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-Basis Results--1996-97 Fiscal Year. The State completed its 196-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service Fund types, respectively.

GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined Governmental Funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated Governmental Funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service Fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects Fund type.

     The State completed its 1994-95 fiscal year with a combined
Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.09 billion, an increase of $2.05 billion from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total in the prior fiscal year.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last five fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

     The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

     The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund ("TSRF"), after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the Contingency Reserve Fund ("CRF"). This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program as was required to be on deposit as of March 31, 1997.

     General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, and increase of 0.7% from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years ended March 31, 1997, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

     The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Disbursements from Special Revenue Funds increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs. Although activity in this fund type is expected to comprise approximately 42% of total governmental funds receipts in the 1997-98 fiscal year, three-quarters of that activity relates to federally-funded programs. Projected receipts in this fund type for the 1997-98 fiscal year total $28.22 billion, an increase of $2.51 billion (9.7%) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3%) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the MTA funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

     The Capital Projects Funds are used to finance the acquisition, construction or rehabilitation of major state capital facilities and to aid local government units and Agencies in financing capital construction. Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

     In the 1997-98 fiscal year, activity in these funds is expected to comprise 5% of total governmental receipts.

     Total receipts in this fund type for the 1997-98 fiscal year are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3%) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27%) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29%), public authority bond proceeds (31%), general obligation bond proceeds (15%), and pay-as-you-go revenues (25%).

     The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments.

     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund. This fund type is expected to comprise 4% of total governmental fund receipts and 4.7% of total government disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-998 fiscal year, total disbursements in this fund type are projected at $3.17 billion, an increase of $641 million or 25.3%, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65% of these payments.

     The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Fund, following payments of projected debt service on LGAC bonds.

     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if circumstances require.

     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

     At September 30, 1996, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $75.4 billion as of September 30, 1996. As of March 31, 1997, aggregate Agency debt outstanding as State-supported debt was $32.8 billion and as State-related was $37.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State, other than the City, was approximately $19 billion. A small portion (approximately $102.3 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range, potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

     During the 1990 and 1991 fiscal years, as a result of a slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.
     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and was expected to have experienced a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

     State Economic and Demographic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

     The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.


                                 APPENDIX D

     Set forth below, as to each share class of each Fund, as applicable, are those shareholders of record known by each Fund to own 5% or more of a class of shares of the Fund.

Dreyfus Cash Management


     Institutional Shares: (1) Boston & Co., AC# 153-3615, Attn: John Kacinko, Three Mellon Bank Center, Pittsburgh, PA 15259 (16.50%); (2) MAC & Co., A/C CRTF1747662, Conrail Mutual Funds Operation, PO Box 3198, Pittsburgh, PA 15230-3198 (6.64%); and (3) Hare & Co., c/o Bank
     of New York, Attn: Bimal Saha, One Wall Street, Floor 2, New York, NY 10005-2501 (5.89%).


     Administrative Shares: (1) Gene McCutchin, PO Box 802043, Dallas, TX 75380-2043 (52.71%); (2) First Maryland Foundation, FBO FNB Maryland,
     Attn: Tom Fitzsimmons #101-870, 25 S Charles Street, Baltimore, MD 21201-3330 (37.41%); and (3) VVI Inc., PO Box 802043, Dallas, TX 75380-
     2043 (9.87%).


     Investor Shares: (1) Commonwealth Land Title Inc., Co., SUB #NY980149, 655 3rd Ave., New York, NY 10017-5617, (28.31%); (2) Mellon Bank, N.A.,
     AIS PL In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (19.36%); (3) Mellon Bank, N.A., AIS PT
     In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (12.83%); and (4) Mellon Bank NA, Capital Markets Customers, Cindy Kieffer, One Mellon Bank Center, Room 151-0440, Pittsburgh, PA 15258-0001 (5.80%).


     Participant Shares: (1) Saturn & Co., c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston , MA 02117-9130 (76.06%); and (2) Facilicom International Inc., Attn: Chris King, 1401 New York Ave., NW, Suite 800, Washington, DC 20005-2102 (20.16%).


Dreyfus Cash Management Plus, Inc.

     Institutional Shares: (1) Comerica Bank, Attn: Fixed Income, 201 W. Fort Street, Floor 3, Detroit, MI 48226-3230 (5.65%); and (2) Bost & Co., Attn: John Kacinko, 53-3615, Three Mellon Bank Center, Pittsburgh, PA 15259 (5.62%).


     Administrative Shares: (1) Dental Care Alliance Inc. II, Attn: David Nichols, 1343 Main Street, Suite 700, Sarasota, FL 34236-5630, (41.69%); (2) Baptist/St. Vincent Health System, Attn: William N. Kliessner/Corp. CT, 800 Prudential Drive, Jacksonville, FL 32207-8203 (21.79%); (3) Earthshell Container Corp. Attn: Rose, 800 Miramonte Drive, Santa Barbara, CA 93109-1419 (19.77%); and (4) Suntrust Equitable Securities, Attn: Center 3907, Floor 23, 303 Peachtree Street, NE, Atlanta, GA 30308-3201 (5.19%).


     Investor Shares: (1) Capital Network Services, Attn: Jena Ruhland, CEO, One Bush Street, Floor 11, San Francisco, CA 94104-4425 (14.31%).


     Participant Shares: (1) Republic Bank of California NA, Investment Dept., 445 N. Bedford Drive, Floor 2, Beverly Hills, CA 90210-4302 (60.22%); and (2) California United Bank, Investment Services Division, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (12.86%).


Dreyfus Government Cash Management

     Institutional Shares: (1) Bank of Boston, Attn: Paula McSweeney 45-02-08, 150 Royall Street, Canton, MA 02021-1031 (7.34%); (2) Comerica
     Bank, Attn: Fixed Income, 201 W. Fort Street, Floor 3, Detroit, MI 48226-3230 (6.62%); and (3) First Interstate Bank of Texas, Attn:
     Investment Operations Dept., PO Box 3326, Houston, TX 77253-3326
     (5.50%).


     Administrative Shares: (1) Treasurer of State, State of Arkansas, 220 State Capitol, Little Rock, AR 72201-1059 (79.69%); (2) Capital Network Services, One Bush Street, Floor 11, San Francisco, CA 94104-4425 (7.64%); and (3) Treasurer State of Arkansas, Money Management Trust Fund, Attn: Stephanie Noel, 220 State Capitol, Little Rock, AR 72201-1059 (5.31%).


     Investor Shares: (1) Mellon Bank, N.A., AIS PL In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (18.23%); (2) Mellon Bank, AIS PL In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (15.68%); and (3) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (6.46%).


     Participant Shares: (1) Central Fidelity Bank for City of Richmond, P.O. Box 27602 Richmond, VA 23261-7602 (14.98%); (2) Central Fidelity Bank, FSG Operations - Floor 5, Variable Note Desk, 1021 E. Cary Street, Richmond, VA 23219-4000 (13.66%); (3) Painers Mill Venture GP, 19
     E Fayette Street, Baltimore, MD 21202-6420 (10.72%); and (4) County of Henrico, c/o Central Fidelity National Bank, P.O. Box 27682, Richmond, VA 23261-7602 (9.69%)



Dreyfus Government Prime Cash Management

     Institutional Shares: (1) National City Invesmtents Capital Inc., Attn:
     Institutional Operations, 1965 East 6th Street, #3090, Cleveland, OH 44114-2214 (99.89%).


     Administrative Shares: (1) MBC Investment Corporation, c/o Mellon Bank,
     Attn: Michael Botsford, 919 North Market Street, Wilmington, DE 19801-3023 (100%).


     Investor Shares: (1) The Fitzgerald Family Trust #2, c/o Desmond Fitzgerald, 2015 West Main Street, Stamford, CT 06902-4536 (79.94%); and (2) F D Security Systems Inc., 39 Katonah Ave., Katonah, NY 10536-2125 (19.98%).


     Participant Shares: (1) Republic Bank of California NA, Investment Dept., 445 North Bedford Drive, Floor 2, Beverly Hills, CA 90210-4302 (99.99%).


Dreyfus Treasury Cash Management

     Institutional Shares: (1) Bost & Co., Attn: John R. Kacinko, 153-3615, 3 Mellon Bank Center, Pittsburgh, PA 15259 (12.02%); (2) Chase Manhattan Bank NA, GSS as agent, Attn: Income Services, Four
     New York Plaza, Floor 13, New York, NY 10004-2413 (6.87%); (3) Laba & Company, c/o LaSalle National Bank, Attn: Security Movement, Room 1811, P.O. Box 1443, Chicago, Ill 60690-1443 (6.71%); (4) Bankers
     Trust Company, Corporate Trust & Agency Group, Collections Account Chevy Chase 94-1, 4 Albany Street, New York, NY 1006-1511 (6.62%);
     and (5) Bost & Co., Attn: John Kacinko 153-3615, 3 Mellon Bank
     Center, Pittsburgh, PA 15259 (6.13%).


     Administrative Shares: (1) Premier Mutual Fund Services, Inc., Attn:
     Paul Prescott, 60 State Street, Suite 1300, Boston, MA 02109-1803
     (100%).


     Investor Shares: (1) Harris Trust & Savings Bank, Attn: Mutual Fund Unit, 111 West Monroe Street, Chicago, IL 60603-4004 (21.38%); (2) First Security Bank of Utah, Attn: Money Market Desk, 5416 West Amelia Earhart Drive, PO Box 25297, Salt Lake City, UT 84125-0297 (21.11%);
     (3) Mellon Bank, AIS PL In-Process Account, Invest Products-Theresa Wojtczak, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (15.39%); (4) Mellon Bank, AIS PT In-Process Account, Invest Products-Theresa Wojtczak-East, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (8.84%); and (5) Mellon Bank NA, Capital Markets Customers, Cindy Kieffer, One Mellon Bank Center, Room 151-0440, Pittsburgh, PA 15258-0001 (5.22%).


     Participant Shares: (1) Zions First National Bank, Attn: Trust Operations Dept., 600 17th Street #930, Denver, CO 80202-5402 (38.49%);
     (2) Central Fidelity Bank, Attn: Trust Securities Operations, Variable Note Desk, 1021 East Cary Street, Richmond, VA 23219-4000 (38.18%); and
     (3) SYAG, c/o Stock Yards Bank & Trust Co., PO Box 32890, Louisville, KY 40232-2890 (19.14%).


Dreyfus Treasury Prime Cash Management

     Institutional Shares: (1) Allen & Co., Inc., 711 Fifth Ave., Floor 8, New York, NY 10022-3109 (8.49%); and (2) Lark & Co., Attn: Trust Operations, PO Box 1471, Little Rock, AR 72203-1471 (5.17%).


     Administrative Shares: (1) Louis H. Welch & Michu Y. Welch TTEES, Louis & Michu Welch Family Trust, DTD 6/9/95, 49 Belcourt Drive, Newport Beach, CA 92660-4214 (36.38%); (2) Chinyol Yi TTEE, Chinyol & Donna Family Trust, DTD 5/24/95, 140 Irvine Cove Circle, Laguan Beach, CA 92651-1041 (33.59%); (3) Kyong Hui Yi TTEE, Kyong Hui Yi Family Trust, DTD 6/19/95, Three Chatham Ct., Newport Beach, CA 92660-4229 (16.95%); and (4) Kankakee Bancorp Inc., Attn: Ron Walters, 310 South Schuyler Ave., Kankakee, IL 60901-3812 (7.43%).


     Investor Shares: (1) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South 5th Street, Suite 1300, Minneapolis, MN 55402-1210 (19.80%); (2) Harris Trust & Savings Bank,
     Attn: Mutual Fund Unit 111 West Monroe Street, Chicago, IL 60603-4004 (17.08%); (3) Saturn & Co., c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston, MA 02117-9130 (12.37%); (4) VAR &
     Company, c/o US Bank NA, Attn: Linda Fritz SPFT09024, First Trust Center, 180 Fifth Street East, Saint Paul, MN 55101-1631 (9.00%); and
     (5) Kinco & Co., c/o Republic National Bank of NY, One Hanson Place, Brooklyn, NY 11243-2900 (7.84%).


     Participant Shares: (1) Saturn & Co., c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston, MA 02117-9130 (53.58%); and (2) Republic Bank of California NA, 445 North Bedford Drive, Floor 2, Beverly Hills, CA 90210-4302 (31.75%).


Dreyfus Municipal Cash Management Plus

     Institutional Shares: (1) Comerica Bank, Attn: Mutual Fund Operations, PO Box 650282, Dallas, TX 75265-0282 (14.79%); (2) Chemical Bank Corp.
     Trust, Attn: Daniel Mahoney, 450 West 33rd Street, Floor 15, New York 10001-2603 (12.26%); (3) Bank One Texas, Attn: Mutual Funds Processing, Lower Level 2, 1717 Main Street, Dallas, TX 75201-4605 (10.89%); (4)
     Comerica Bank, Attn: Fixed Income, 201 West Fort Street, Floor 3, Detroit, MI 48226-3230 (9.28%); (5) Banc One Capital Corporation, 1717 Main Street, Dallas, TX 75201-4605 (6.47%); (6) Crestar Bank, Attn: CSC Operations HDQ 5706, Linda Leslie, 919 East Main Street, Richmond, VA 23219-4625 (6.27%); and (7) NBD Bank NA, One Indiana Square Suite 914, Indianapolis, IN 46266 (5.98%).


     Administrative Shares: (1) Premier Mutual Fund Services, Inc., Attn:
     Paul Prescott, 60 State Street, Suite 1300, Boston, MA 02109-1803
     (100%).


     Investor Shares: (1) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (29.50%); (2) Capital Network Service, Attn:
     Donna Howell, One Bush Street, San Francisco, CA 94104-4425 (22.41%);
     (3) William S. Wagner, 3300 North East 192nd Street, Apt. 617, Aventura, FL 33180-2430 (9.23%) (4) NBD Bank NA, One Indiana Square, Suite 914, Indianapolis, IN 46266 (7.75%) and (5) Elixir Industries, 17925 South Broadway, Gardenia, CA 90248 (6.82%).


     Participant Shares: (1) SYAG, Stock Yards Bank & Trust Company, Attn:
     Trust Operations, PO Box 32890, Louisville, KY 40232-2890 (99.10%).

Dreyfus Tax Exempt Cash Management

     Institutional Shares: (1) Nationsbanc Montgomery SEC LLC, Money Market Funds Omnibus, 600 Montgomery Street, Suite 4, San Francisco, CA 94111-2702, (8.68%).


     Administrative Shares: (1) Premier Mutual Fund Services Inc., Attn:
     Paul Prescott, 60 State Street, Suite 1300, Boston, MA 02109-1803
     (100%).


     Investor Shares: (1) Central Fidelity Bank, Attn: Trust Securities Operations, Variable Note Desk, 1021 East Cary Street, Richmond, VA 23219-4000 (48.68%); and (2) Mellon Bank, AIS PL In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (16.35%).


     Participant Shares: (1) Saturn & Co., c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston, MA 02117-9130 (98.57%).

Dreyfus New York Municipal Cash Management

     Institutional Shares: (1) Frederic Seegal, c/o Wasserstein Perella, 31 West 52nd Street, Floor 27, New York, NY 10019-6118 (7.41%); (2) Martin
     E. Zweig, 900 Third Ave., Floor 30, New York, NY 10022-4728 (6.22%) and
     (3) Hare & Company, c/o The Bank of New York, Attn: Short Term Investment Fund, One Wall Street, Floor 5, New York, NY 10286 (5.47%).


     Administrative Shares: (1) Premier Mutual Fund Services, Inc., Attn:
     Paul Prescott, 60 State Street, Suite 1300, Boston, MA 02109-1803
     (100%).


     Investor Shares: (1) Ronald M. Weiss & Helene A. Weiss, JT TEN, 950 Park Avenue, New York, NY 10028-0320 (56.34%); (2) Midtown Electric Supply Corp., 157 West 18th Street, New York, NY 10011-4101 (14.97%);
     (3) Royal Farms Inc., 2101 Avenue X, Brooklyn, NY 11235-2910 (7.02%).


     Participant Shares: (1) Carolyn Lundgren, 9 Robin Hill Road, Scarsdale, NY 10583-2607 (60.95%); (2) Norman Feinberg, 555 Theodore Fremd Ave., Suite B-304, Rye, NY 10580-1437 (16.77%); and (3) Eleanor Goldberg, 415
     Nassau Boulevard, West Hempstead, NY 11552 (11.47%).










                      DREYFUS CASH MANAGEMENT PLUS, INC.

                         PART C. OTHER INFORMATION
                          _________________________

Item 24.  Financial Statements and Exhibits - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:


               Condensed Financial Information, with respect to Institutional Shares, for the period from October 6, 1987 (commencement of operations) to September 30, 1988, for each of the eight years in the period ended September 30, 1996, for the four month period ended January 31, 1997 and for the fiscal year ended January 31, 1998; with respect to Investor Shares, for the period from January 24, 1994 (commencement of initial offering) to September 30, 1994, for each of the two years in the period ended September 30, 1996, for the four month period ended January 31, 1997 and for fiscal year ended January 31, 1998; and with respect to Administrative Shares and Participant Shares, for the period from November 21, 1996 (commencement of initial offerings) to January 31, 1997 and for the fiscal year ended January 31, 1998.


               Included in Part B of the Registration Statement:

                      Statement of Investments*

                      Statement of Assets and Liabilities*

                      Statement of Operations*

                      Statement of Changes in Net Assets*

                      Notes to Financial Statements*

                      Report of Ernst & Young LLP, Independent Auditors*

___________________________


* Incorporated by reference to the Registrant's Annual Report to Shareholders on Form N-30D filed with the Commission on April 3, 1998.



Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits - List (continued)
_______    _____________________________________________________

 (b)      Exhibits:

 (1)(a) Registrant's Articles of Incorporation is incorporated by referenced to Exhibit (1)(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 26, 1994.


 (2)      Registrant's By-Laws.


 (5) Management Agreement is incorporated by referenced to Exhibit (5) of Post-Effective Amendment No. 10 to the
          Registration Statement on Form N-1A, filed on December 1, 1994.

 (6) Distribution Agreement is incorporated by referenced to Exhibit (6) of Post-Effective Amendment No. 10 to the
          Registration Statement on Form N-1A, filed on December 1, 1994.

 (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.

 (8)(b) Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.

 (9)      Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 13 to the
          Registration Statement on Form N-1A, filed on September 20,
          1996.

 (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.

 (11)     Consent of Independent Auditors.

 (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.

 (16) Schedule of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

 (17)     Financial Data Schedule.


Item 24.  Financial Statements and Exhibits - List(continued)

(18)      Rule 18f-3 Plan is incorporated by reference to Exhibit
          (18) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.

          Other Exhibits


               (a)  Power of Attorney of Board Members.


               (b)  Power of Attorney of Officer.


               (c)  Certificate of Assistant Secretary.


Item 25.  Persons Controlled by or under Common Control with Registrant

          Not Applicable

Item 26.  Number of Holders of Securities

           (1)                                       (2)
                                              Number of Record
        Title of Class                 Holders as of May 12, 1998
        Common Stock                   --------------------------
        (par value $.001)


        Institutional Shares..........................   584
        Administrative Shares.........................    25
        Investor Shares............................... 1,257
        Participant Shares............................    83


Item 27.   Indemnification

           Reference is made to Article EIGHT of the Registrant's Articles of Incorporation previously filed as Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 26, 1994. The application of these provisions is limited by Article 10 of the Registrant's By-Laws previously filed as Exhibit 2 herewith and by the following undertaking set forth in the rules promulgated by the Securities and Exchange
           Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

Item 27.   Indemnification (continued)

           In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

           Reference is also made to the Distribution Agreement filed as Exhibit (6) of Post-Effective Amendment No. 10 to the
           Registration Statement on Form N-1A, filed on December 1, 1994.

Item 28.   Business and Other Connections of Investment Adviser

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Premier Mutual Fund Services, Inc. serves primarily as distributor of shares of investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrators. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus                 Other Businesses
_________________            ________________

MANDELL L. BERMAN            Real estate consultant and private investor
Director                          29100 Northwestern Highway, Suite 370
                                  Southfield, Michigan 48034;
                             Past Chairman of the Board of Trustees:
                                  Skillman Foundation;
                             Member of The Board of Vintners Intl.

BURTON C. BORGELT            Chairman Emeritus of the Board and
Director                     Past Chairman, Chief Executive Officer and
                             Director:
                                  Dentsply International, Inc.
                                  570 West College Avenue
                                  York, Pennsylvania 17405;
                             Director:
                                  DeVlieg-Bullard, Inc.
                                  1 Gorham Island
                                  Westport, Connecticut 06880
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***

FRANK V. CAHOUET             Chairman of the Board, President and
Director                     Chief Executive Officer:
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***;
                             Director:
                                  Avery Dennison Corporation
                                  150 North Orange Grove Boulevard
                                  Pasadena, California 91103;
                                  Saint-Gobain Corporation
                                  750 East Swedesford Road
                                  Valley Forge, Pennsylvania 19482;
                                  Teledyne, Inc.
                                  1901 Avenue of the Stars
                                  Los Angeles, California 90067

W. KEITH SMITH               Chairman and Chief Executive Officer:
Chairman of the Board             The Boston Company****;
                             Vice Chairman of the Board:
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***;
                             Director:
                                  Dentsply International, Inc.
                                  570 West College Avenue
                                  York, Pennsylvania 17405

CHRISTOPHER M. CONDRON       Vice Chairman:
President, Chief                  Mellon Bank Corporation***;
Executive Officer,                The Boston Company****;
Chief Operating              Deputy Director:
Officer and a                     Mellon Trust***;
Director                     Chief Executive Officer:
                                  The Boston Company Asset Management,
                                  Inc.****;
                             President:
                                  Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER            Director:
Vice Chairman and                 The Dreyfus Trust Company++;
Chief Investment Officer,    Formerly, Chairman and Chief Executive Officer:
and a Director                    Kleinwort Benson Investment Management
                                       Americas Inc.*

LAWRENCE S. KASH             Chairman, President and Chief
Vice Chairman-Distribution   Executive Officer:
and a Director                    The Boston Company Advisors, Inc.
                                  53 State Street
                                  Exchange Place
                                  Boston, Massachusetts 02109;
                             Executive Vice President and Director:
                                  Dreyfus Service Organization, Inc.**;
                             Director:
                                  Dreyfus America Fund+++;
                                  The Dreyfus Consumer Credit Corporation*;
                                  The Dreyfus Trust Company++;
                                  Dreyfus Service Corporation*;
                             President:
                                  The Boston Company****;
                                  Laurel Capital Advisors***;
                                  Boston Group Holdings, Inc.;
                             Executive Vice President:
                                  Mellon Bank, N.A.***;
                                  Boston Safe Deposit and Trust
                                  Company****

RICHARD F. SYRON             Chairman of the Board and
Director                     Chief Executive Officer:
                                  American Stock Exchange
                                  86 Trinity Place
                                  New York, New York 10006;
                             Director:
                                  John Hancock Mutual Life Insurance Company
                                  John Hancock Place, Box 111
                                  Boston, Massachusetts 02117;
                                  Thermo Electron Corporation
                                  81 Wyman Street, Box 9046
                                  Waltham, Massachusetts 02254-9046;
                                  American Business Conference
                                  1730 K Street, NW, Suite 120
                                  Washington, D.C. 20006;
                             Trustee:
                                  Boston College - Board of Trustees
                                  140 Commonwealth Ave.
                                  Chestnut Hill, Massachusetts 02167-3934

J. DAVID OFFICER             Vice Chairman:
Vice Chairman                     The Dreyfus Corporation*;
                             Director:
                                  Dreyfus Financial Services Corporation*****;
                                  Dreyfus Investment Services Corporation*****;
                                  Mellon Trust of Florida
                                  2875 Northeast 191st Street
                                  North Miami Beach, Florida 33180;
                                  Mellon Preferred Capital Corporation****;
                                  Boston Group Holdings, Inc.****;
                                  Mellon Trust of New York
                                  1301 Avenue of the Americas - 41st Floor
                                  New York, New York 10019;
                                  Mellon Trust of California
                                  400 South Hope Street
                                  Los Angeles, California 90071-2806;
                             Executive Vice President:
                                  Mellon Bank, N.A.***;
                             Vice Chairman and Director:
                                  The Boston Company, Inc.****;
                             President and Director:
                                  RECO, Inc.****;
                                  The Boston Company Financial Services,
                                  Inc.****;
                                  Boston Safe Deposit and Trust Company****;

RONALD P. O'HANLEY           Vice Chairman:
Vice Chairman                     The Dreyfus Corporation*;
                             Director:
                                  The Boston Company Asset Management, LLC****;
                                  TBCAM Holding, Inc.****;
                                  Franklin Portfolio Holdings, Inc.
                                  Two International Place - 22nd Floor
                                  Boston, Massachusetts 02110;
                                  Mellon Capital Management Corporation
                                  595 Market Street, Suite #3000
                                  San Francisco, California 94105;
                                  Certus Asset Advisors Corporation
                                  One Bush Street, Suite 450
                                  San Francisco, California 94104;
                                  Mellon-France Corporation***;
                             Chairman and Director:
                                  Boston Safe Advisors, Inc.****;
                             Partner Representative:
                                  Pareto Partners
                                  271 Regent Street
                                  London, England W1R 8PP;
                             Chairman and Trustee:
                                  Mellon Bond Associates, LLP***;
                                  Mellon Equity Associates, LLP***;
                             Trustee:
                                  Laurel Capital Advisors, LLP***;
                             Chairman, President and Chief Executive Officer:
                                  Mellon Global Investing Corp.***;
                             Partner:
                                  McKinsey & Company, Inc.
                                  Boston, Massachusetts

WILLIAM T. SANDALLS, JR.     Director:
Senior Vice President and         Dreyfus Partnership Management, Inc.*;
Chief Financial Officer           Seven Six Seven Agency, Inc.*;
                             Chairman and Director:
                                  Dreyfus Transfer, Inc.
                                  One American Express Plaza
                                  Providence, Rhode Island 02903;
                             President and Director:
                                  Lion Management, Inc.*;
                             Executive Vice President and Director:
                                  Dreyfus Service Organization, Inc.*;
                             Vice President, Chief Financial Officer and
                             Director:
                                  Dreyfus America Fund+++;
                             Vice President and Director:
                                  The Dreyfus Consumer Credit Corporation*;
                                  The Truepenny Corporation*;
                             Treasurer, Financial Officer and Director:
                                  The Dreyfus Trust Company++;
                             Treasurer and Director:
                                  Dreyfus Management, Inc.*;
                                  Dreyfus Service Corporation*;
                             Formerly, President and Director:
                                  Sandalls & Co., Inc.

MARK N. JACOBS               Vice President, Secretary and Director:
Vice President,                   Lion Management, Inc.*;
General Counsel              Secretary:
and Secretary                     The Dreyfus Consumer Credit Corporation*;
                                  Dreyfus Management, Inc.*;
                             Assistant Secretary:
                                  Dreyfus Service Organization, Inc.**;
                                  Major Trading Corporation*;
                                  The Truepenny Corporation*

PATRICE M. KOZLOWSKI         None
Vice President-
Corporate Communications

MARY BETH LEIBIG             None
Vice President-
Human Resources

JEFFREY N. NACHMAN           President and Director:
Vice President-Mutual             Dreyfus Transfer, Inc.
Fund Accounting                   One American Express Plaza
                                  Providence, Rhode Island 02903

ANDREW S. WASSER             Vice President:
Vice President-Information        Mellon Bank Corporation***
Services

WILLIAM V. HEALEY            President:
Assistant Secretary               The Truepenny Corporation*;
                             Vice President and Director:
                                  The Dreyfus Consumer Credit Corporation*;
                             Secretary and Director:
                                  Dreyfus Partnership Management Inc.*;
                             Director:
                                  The Dreyfus Trust Company++;
                             Assistant Secretary:
                                  Dreyfus Service Corporation*;
                                  Dreyfus Investment Advisors, Inc.*;
                             Assistant Clerk:
                                  Dreyfus Insurance Agency of Massachusetts,
                                  Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
**     The address of the business so indicated is 131 Second Street,
       Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
****   The address of the business so indicated is One Boston Place,
       Boston, Massachusetts 02108.
*****  The address of the business so indicated is Union Trust Building,
       501 Grant Street, Room 179, Pittsburgh, Pennsylvania 15259;
+      The address of the business so indicated is Atrium Building,
       80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++    The address of the business so indicated is 69, Route `d'Esch, L-
       1470 Luxembourg.
++++   The address of the business so indicated is 69, Route `d'Esch, L-
       2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.
Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)     Comstock Partners Funds, Inc.
     2)     Dreyfus A Bonds Plus, Inc.
     3)     Dreyfus Appreciation Fund, Inc.
     4)     Dreyfus Asset Allocation Fund, Inc.
     5)     Dreyfus Balanced Fund, Inc.
     6)     Dreyfus BASIC GNMA Fund
     7)     Dreyfus BASIC Money Market Fund, Inc.
     8)     Dreyfus BASIC Municipal Fund, Inc.
     9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)     Dreyfus California Intermediate Municipal Bond Fund
    11)     Dreyfus California Tax Exempt Bond Fund, Inc.
    12)     Dreyfus California Tax Exempt Money Market Fund
    13)     Dreyfus Cash Management
    14)     Dreyfus Connecticut Intermediate Municipal Bond Fund
    15)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
    16)     Dreyfus Florida Intermediate Municipal Bond Fund
    17)     Dreyfus Florida Municipal Money Market Fund
    18)     The Dreyfus Fund Incorporated
    19)     Dreyfus Global Bond Fund, Inc.
    20)     Dreyfus Global Growth Fund
    21)     Dreyfus GNMA Fund, Inc.
    22)     Dreyfus Government Cash Management Funds
    23)     Dreyfus Growth and Income Fund, Inc.
    24)     Dreyfus Growth and Value Funds, Inc.
    25)     Dreyfus Growth Opportunity Fund, Inc.
    26)     Dreyfus Income Funds
    27)     Dreyfus Index Funds, Inc.
    28)     Dreyfus Institutional Money Market Fund
    29)     Dreyfus Institutional Preferred Money Market Fund
    30)     Dreyfus Institutional Short Term Treasury Fund
    31)     Dreyfus Insured Municipal Bond Fund, Inc.
    32)     Dreyfus Intermediate Municipal Bond Fund, Inc.
    33)     Dreyfus International Funds, Inc.
    34)     Dreyfus Investment Grade Bond Funds, Inc.
    35)     The Dreyfus/Laurel Funds, Inc.
    36)     The Dreyfus/Laurel Funds Trust
    37)     The Dreyfus/Laurel Tax-Free Municipal Funds
    38)     Dreyfus LifeTime Portfolios, Inc.
    39)     Dreyfus Liquid Assets, Inc.
    40)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
    41)     Dreyfus Massachusetts Municipal Money Market Fund
    42)     Dreyfus Massachusetts Tax Exempt Bond Fund
    43)     Dreyfus MidCap Index Fund
    44)     Dreyfus Money Market Instruments, Inc.
    45)     Dreyfus Municipal Bond Fund, Inc.
    46)     Dreyfus Municipal Cash Management Plus
    47)     Dreyfus Municipal Money Market Fund, Inc.
    48)     Dreyfus New Jersey Intermediate Municipal Bond Fund
    49)     Dreyfus New Jersey Municipal Bond Fund, Inc.
    50)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
    51)     Dreyfus New Leaders Fund, Inc.
    52)     Dreyfus New York Insured Tax Exempt Bond Fund
    53)     Dreyfus New York Municipal Cash Management
    54)     Dreyfus New York Tax Exempt Bond Fund, Inc.
    55)     Dreyfus New York Tax Exempt Intermediate Bond Fund
    56)     Dreyfus New York Tax Exempt Money Market Fund
    57)     Dreyfus 100% U.S. Treasury Intermediate Term Fund
    58)     Dreyfus 100% U.S. Treasury Long Term Fund
    59)     Dreyfus 100% U.S. Treasury Money Market Fund
    60)     Dreyfus 100% U.S. Treasury Short Term Fund
    61)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    62)     Dreyfus Pennsylvania Municipal Money Market Fund
    63)     Dreyfus Premier California Municipal Bond Fund
    64)     Dreyfus Premier Equity Funds, Inc.
    65)     Dreyfus Premier International Funds, Inc.
    66)     Dreyfus Premier GNMA Fund
    67)     Dreyfus Premier Worldwide Growth Fund, Inc.
    68)     Dreyfus Premier Insured Municipal Bond Fund
    69)     Dreyfus Premier Municipal Bond Fund
    70)     Dreyfus Premier New York Municipal Bond Fund
    71)     Dreyfus Premier State Municipal Bond Fund
    72)     Dreyfus Premier Value Fund
    73)     Dreyfus Short-Intermediate Government Fund
    74)     Dreyfus Short-Intermediate Municipal Bond Fund
    75)     The Dreyfus Socially Responsible Growth Fund, Inc.
    76)     Dreyfus Stock Index Fund, Inc.
    77)     Dreyfus Tax Exempt Cash Management
    78)     The Dreyfus Third Century Fund, Inc.
    79)     Dreyfus Treasury Cash Management
    80)     Dreyfus Treasury Prime Cash Management
    81)     Dreyfus Variable Investment Fund
    82)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)     General California Municipal Bond Fund, Inc.
    84)     General California Municipal Money Market Fund
    85)     General Government Securities Money Market Fund, Inc.
    86)     General Money Market Fund, Inc.
    87)     General Municipal Bond Fund, Inc.
    88)     General Municipal Money Market Fund, Inc.
    89)     General New York Municipal Bond Fund, Inc.
    90)     General New York Municipal Money Market Fund





(b)
                                                             Positions and
Name and principal     Positions and offices with            offices with
business address            the Distributor                  Registrant
__________________     ___________________________           ____________

Marie E. Connolly+     Director, President, Chief            President and
                       Executive Officer and Compliance      Treasurer
                       Officer

Joseph F. Tower, III+  Director, Senior Vice President,      Vice President
                       Tresurer and Chief Financial Officer  and Assistant
                                                             Treasurer

Richard W. Ingram      Executive Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Mary A. Nelson+        Vice President                        Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+         Vice President                        None

Jean M. O'Leary+       Assistant Secretary and               None
                       Assistant Clerk

John W. Gomez+         Director                              None

William J. Nutt+       Director                              None


________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of May, 1998.

                    DREYFUS CASH MANAGEMENT PLUS, INC.

                 BY:     /s/Marie E. Connolly*
                    -----------------------------------
                    Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                        Date
__________________________      _______________________________   ________

/s/Marie E. Connolly*           President and Treasurer           05/28/98
--------------------------      (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)

/s/Joseph S. DiMartino*         Director                          05/28/98
--------------------------
Joseph S. DiMartino

/s/David W. Burke*              Director                          05/28/98
--------------------------
David W. Burke

/s/Isabel P. Dunst*             Director                          05/28/98
--------------------------
Isabel P. Dunst

/s/Lyle E. Gramley*             Director                          05/28/98
--------------------------
Lyle E. Gramley

/s/Warren B. Rudman*            Director                          05/28/98
--------------------------
Warren B. Rudman

*BY:     /s/ Elba Vasquez
         ------------------------
         Elba Vasquez
         Attorney-in-Fact

                              EXHIBIT INDEX




Exhibit Number                     Exhibit

      (2)                          Registrants By-Laws

     (11)                          Consent of Independent Auditors

     (17)                          Financial Data Schedule





                                   Other Exhibits


        (a)                 Power of Attorney of Board members

        (b)                 Power of Attorney of Officer

        (c)                  Certificate of Assistant Secretary